                                                      Free Writing Prospectus
                                                      Filed Pursuant to Rule 433
                                                      333-140436

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFML 2007-FFC

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[596,607,000] (APPROXIMATE)

                       FIRST FRANKLIN MORTGAGE LOAN TRUST,
                                SERIES 2007-FFC,
                     MORTGAGE LOAN ASSET-BACKED CERTIFICATES

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SPONSOR

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                            HOME LOAN SERVICES, INC.
                                    SERVICER

                           AMBAC ASSURANCE CORPORATION
                           CLASS A CERTIFICATE INSURER

                               LASALLE BANK, N.A.
                                     TRUSTEE

                                 MAY [15], 2007

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFML 2007-FFC

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-140436) for the offering to which this Free Writing Prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This Free Writing Prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this Free Writing Prospectus is preliminary and is subject to completion or change.

The information in this Free Writing Prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFML 2007-FFC

                                   TERM SHEET
                                 MAY [15], 2007

                       FIRST FRANKLIN MORTGAGE LOAN TRUST,
                                SERIES 2007-FFC,
                     MORTGAGE LOAN ASSET-BACKED CERTIFICATES
                        $[596,607,000] (APPROXIMATE) (1)
                               SUBJECT TO REVISION

                                                               PAYMENT                                                    EXPECTED
                                               WAL (YRS)        WINDOW                            EXPECTED     STATED     RATINGS
                APPROX                         (CALL(6)/      (CALL(6)/      PAYMENT  INTEREST     FINAL       FINAL       (S&P /
    CLASS       SIZE ($)         COUPON        MATURITY)      MATURITY)       DELAY    ACCRUAL  MATURITY(6) MATURITY(7)   MOODY'S)
    -----    ------------- ------------------ ----------- ------------------ ------- ---------- ----------- ----------- -----------
  CLASS A-1   [85,943,000] LIBOR + [ ](2),(3) 1.35 / 1.42  1 - 62 / 1 - 147      0   Actual/360   Jul-2012    Jun-2027   [AAA/Aaa]
 CLASS A-2A  [419,162,000] LIBOR + [ ](2),(3) 1.00 / 1.00  1 - 26 / 1 - 26       0   Actual/360   Jul-2009    Jun-2027   [AAA/Aaa]
 CLASS A-2B  [107,320,000] LIBOR + [ ](2),(3) 2.72 / 3.05 26 - 62 / 26 - 147     0   Actual/360   Jul-2012    Jun-2027   [AAA/Aaa]
  CLASS M-1    [8,500,000] LIBOR + [ ](2),(4) 5.16 / 8.24 62 - 62 / 90 - 131     0   Actual/360   Jul-2012    Jun-2027    [AA/Aa3]
  CLASS M-2   [21,250,000] LIBOR + [ ](2),(4) 5.16 / 6.75 62 - 62 / 70 - 130     0   Actual/360   Jul-2012    Jun-2027    [AA-/A1]
  CLASS M-3   [20,825,000] LIBOR + [ ](2),(4) 5.14 / 5.78 60 - 62 / 60 - 128     0   Actual/360   Jul-2012    Jun-2027    [A+/A2]
  CLASS M-4   [19,550,000] LIBOR + [ ](2),(4) 4.84 / 5.31 54 - 62 / 54 - 125     0   Actual/360   Jul-2012    Jun-2027     [A/A3]
  CLASS B-1   [21,675,000]  [7.500%](2),(5)   4.55 / 5.00 50 - 62 / 50 - 122    24     30/360     Jul-2012    Jun-2027   [A-/Baa1]
  CLASS B-2   [17,425,000]  [7.500%](2),(5)   4.35 / 4.80 47 - 62 / 47 - 118    24     30/360     Jul-2012    Jun-2027  [BBB+/Baa2]
  CLASS B-3   [17,850,000]  [7.500%](2),(5)   4.23 / 4.67 45 - 62 / 45 - 115    24     30/360     Jul-2012    Jun-2027  [BBB-/Baa3]
CLASS B-4(8)  [19,125,000]  [7.500%](2),(5)   4.12 / 4.55 43 - 62 / 43 - 111    24     30/360     Jul-2012    Jun-2027   [BB+/Ba1]
             ------------
   TOTAL:    [758,625,000]
             ============

1) The approximate size is subject to a permitted variance in the aggregate of plus or minus 10%.

2)   Subject to the related Available Funds Cap.

3) If the optional termination does not occur by the Determination Date following the first Distribution Date on which it may occur, then on the following Distribution Date the margin on each of the Class A-1 and Class A-2 Certificates will increase to 2x its respective margin.

4) If the optional termination does not occur by the Determination Date following the first Distribution Date on which it may occur, then on the following Distribution Date the margin on each of the Class M-1, Class M-2, Class M-3 and Class M-4 Certificates will increase to 1.5x its respective margin.

5) If the optional termination does not occur by the Determination Date following the first Distribution Date on which it may occur, then on the following Distribution Date the coupon on each of the Class B-1, Class B-2, Class B-3 and Class B-4 Certificates will increase to [8.000%] per annum.

6) The Certificates will be priced at 100% PPC, which starts at 20% CPR in period 1, builds linearly to 35% CPR in period 12 and remains at 35% CPR thereafter. Subject to a maximum prepayment speed of 95% CPR. Assumes 10% optional termination occurs.

7)   Latest maturity date for any mortgage loan plus one month.

8) The Class B-4 Certificates will not be publicly offered, and will not be offered pursuant to the prospectus supplement. The information presented herein for the Class B-4 Certificates is provided to assist your understanding of the other Offered Certificates.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFML 2007-FFC

                                    CONTACTS

MBS/ABS TRADING/SYNDICATE
Scott Soltas                  212-449-3659   scott_soltas@ml.com
Brian Kane                    212-449-3660   brian_f_kane@ml.com
Charles Sorrentino            212-449-3659   charles_sorrentino@ml.com
Matthew Sawatzky              212-449-3660   matthew_sawatzky@ml.com

GLOBAL ASSET BACKED FINANCE
Paul Park                     212-449-6380   paul_park@ml.com
Tom Saywell                   212-449-2122   tom_saywell@ml.com
Ketan Parekh                  212-449-9506   ketan_parekh@ml.com
Fred Hubert                   212-449-5071   fred_hubert@ml.com
Alice Chu                     212-449-1701   alice_chu@ml.com
Sonia Lee                     212-449-5067   sonia_lee@ml.com
Calvin Look                   212-449-5029   calvin_look@ml.com
Yimin Ge                      212-449-9401   yimin_ge@ml.com
Hoi Yee Leung                 212-449-1901   hoiyee_leung@ml.com
Mark Dereska                  212-449-1008   mark_dereska@ml.com
Joseph Lee                    212-449-0879   joseph_lee@ml.com
Paul Fetch                    212-449-1002   paul_fetch@ml.com
Michael Merwin                212-449-2579   michael_merwin@ml.com

MOODY'S
Deepika Kothari               201-915-8732   deepika.kothari@moodys.com
Cecilia Lam                   415-274-1727   cecilia.lam@moodys.com

STANDARD & POOR'S
Nancy Reeis                   212-438-1643   nancy_reeis@standardandpoors.com

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFML 2007-FFC

TITLE OF CERTIFICATES            First Franklin Mortgage Loan Trust, Series
                                 2007-FFC, Mortgage Loan Asset-Backed
                                 Certificates, consisting of:

                                 Class A-1, Class A-2A and Class A-2B
                                 Certificates (collectively, the "Class A
                                 Certificates"), Class M-1, Class M-2, Class M-3 and Class M-4 Certificates (collectively, the
                                 "Class M Certificates"), and Class B-1, Class
                                 B-2, Class B-3 and Class B-4 (collectively, the
                                 "Class B Certificates").

                                 The Class A, Class M, Class B-1, Class B-2 and
                                 Class B-3 Certificates are collectively known as the "Offered Certificates". The Class M and
                                 Class B Certificates are collectively known as the "Subordinate Certificates". The Class A-2A and Class A-2B Certificates are collectively known as the "Class A-2 Certificates".

UNDERWRITER                      Merrill Lynch, Pierce, Fenner & Smith
                                 Incorporated

DEPOSITOR                        Merrill Lynch Mortgage Investors, Inc.

SPONSOR                          Merrill Lynch Mortgage Lending, Inc.

ORIGINATOR                       First Franklin Financial Corporation

SELLER                           With respect to [56]% of the Mortgage Loans,
                                 Merrill Lynch Mortgage Lending, Inc., and with respect to [44]% of the Mortgage Loans, First
                                 Franklin Financial Corporation.

ISSUING ENTITY                   First Franklin Mortgage Loan Trust, Series
                                 2007-FFC

SERVICER                         Home Loan Services, Inc.

TRUSTEE                          LaSalle Bank, N.A.

CLASS A CERTIFICATE INSURER      Ambac Assurance Corporation, a Wisconsin
                                 domiciled stock insurance corporation. The
                                 Class A Certificate Insurer's claims paying
                                 ability is currently rated "AAA" and "Aaa" by
                                 S&P and Moody's, respectively.

CUT-OFF DATE                     May 1, 2007

PRICING DATE                     On or about May [17], 2007

CLOSING DATE                     On or about May [29], 2007

DISTRIBUTION DATES               Distribution of principal and interest on the
                                 Certificates will be made on the 25th day of
                                 each month or, if such day is not a business
                                 day, on the first business day thereafter,
                                 commencing in June 2007.

DETERMINATION DATE               With respect to any Distribution Date, the 15th
                                 day of the month of such Distribution Date or,
                                 if such 15th day is not a business day, the
                                 immediately preceding business day.

ERISA CONSIDERATIONS             The Offered Certificates will be ERISA eligible
                                 as of the Closing Date Investors should consult
                                 with their counsel with respect to the
                                 consequences under ERISA and the Internal
                                 Revenue Code of an ERISA Plan's acquisition and
                                 ownership of such Offered Certificates.

LEGAL INVESTMENT                 The Certificates will not constitute
                                 "mortgage-related securities" for the purposes
                                 of SMMEA.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFML 2007-FFC

TAX STATUS                       For federal income tax purposes, the Trust Fund
                                 will include two or more segregated asset
                                 pools, with respect to which elections will be
                                 made to treat each as a "real estate mortgage
                                 investment conduit" ("REMIC").

OPTIONAL TERMINATION             The Trustee will be required to effect an
                                 auction of the assets of the Issuing Entity
                                 when the aggregate certificate principal
                                 balance of the outstanding Certificates is less
                                 than or equal to 10% of the aggregate
                                 certificate principal balance of the
                                 outstanding Certificates as of the Closing
                                 Date. The auction will be effected via a
                                 solicitation of bids from at least three
                                 bidders, which may include any owner of the
                                 Class C Certificates. Any such auction will
                                 result in the termination of the Trust Fund
                                 only if the highest bid received is at least
                                 equal to the sum of (i) the aggregate
                                 outstanding principal balance of the Mortgage
                                 Loans, plus accrued interest on the Mortgage
                                 Loans, (ii) any unreimbursed out-of-pocket
                                 costs and expenses and the principal portion of
                                 Advances, in each case previously incurred by
                                 the Servicer in the performance of its
                                 servicing obligations, (iii) the costs incurred
                                 by the Trustee in connection with such auction,
                                 and (iv) unless the Class A Certificate Insurer
                                 consents to such termination, an amount
                                 sufficient to prevent any additional draws
                                 under the Certificate Guaranty Insurance Policy
                                 and equal to all amounts owed to the Class A
                                 Certificate Insurer.

MORTGAGE LOANS                   The statistical information relating to the
                                 mortgage loans described herein is based on a
                                 pool of mortgage loans (the "Statistical
                                 Mortgage Loans"). The Statistical Mortgage
                                 Loans consist of 15,812 conforming and
                                 non-conforming, fixed rate, conventional
                                 closed-end Mortgage Loans with an aggregate
                                 principal balance of approximately
                                 $884,223,882, secured by second lien, level pay
                                 and balloon mortgages on conventional one to
                                 four family residential properties. As of the
                                 Closing Date, the mortgage loans to be
                                 transferred to the Issuing Entity (the
                                 "Mortgage Loans") will include the Statistical
                                 Mortgage Loans and additional mortgage loans so
                                 that as of the Closing Date, the total pool of
                                 Mortgage Loans transferred to the Issuing
                                 Entity (the "Mortgage Pool") will have an
                                 aggregate principal balance of approximately
                                 $850,000,000. The Mortgage Pool will have
                                 characteristics and a statistical composition
                                 that will be substantially similar to the
                                 Statistical Mortgage Loans described herein.
                                 See the attached Appendix for additional
                                 information on the Statistical Mortgage Loans.

                                 The collateral information presented in this Free Writing Prospectus regarding the
                                 Statistical Mortgage Loans is as of May 1,
                                 2007. The information regarding the Statistical
                                 Mortgage Loans is based on the principal balance of the Statistical Mortgage Loans as of the Cut-off Date assuming the timely receipt of principal scheduled to be paid on the Statistical Mortgage Loans on or prior to the Cut-Off Date. It is possible that principal prepayments in part or in full may occur between the Cut-off Date and the Closing Date.
                                 Moreover, certain Statistical Mortgage Loans included in the attached Appendix may not be included in the Mortgage Pool due to prepayments in full, or as a result of not meeting the eligibility requirements for the Mortgage Pool. As a result of the foregoing, the statistical distribution of characteristics as of the Cut-off Date and as of the Closing
                                 Date for the Mortgage Pool may vary somewhat from the statistical distribution of such characteristics as of the Cut-off Date as presented herein, although such variance should not be material.

                                 The Mortgage Pool will be divided into two groups:

                                 -    Group I Mortgage Loans will consist of
                                      approximately 3,545 fixed rate Mortgage
                                      Loans with an aggregate stated principal balance of approximately $124,085,520 and with stated principal balances at origination that conform to principal balance limits of Freddie Mac.

                                 -    Group II Mortgage Loans will consist of
                                      approximately 12,267 fixed rate Mortgage
                                      Loans with an aggregate stated principal balance of approximately $760,138,362 and with stated principal balances at origination that may or may not conform to principal balance limits of Freddie Mac.

TOTAL DEAL SIZE                  Approximately $[758,625,000]

ADMINISTRATIVE FEES              Fees aggregating 50.00 bps per annum (payable
                                 monthly) on the stated principal balance of the
                                 Mortgage Loans serviced by Home Loan Services,
                                 Inc.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFML 2007-FFC

CREDIT ENHANCEMENTS              1. Excess interest

                                 2. Over-Collateralization

                                 3. Subordination

                                 4. Certificate Guaranty Insurance Policy (Class
                                    A Certificates Only)

CERTIFICATE GUARANTY INSURANCE   Ambac Assurance Corporation will guarantee the
POLICY                           ultimate payment of principal and current
                                 interest shortfalls on the Class A Certificates
                                 only, except shortfalls and losses resulting
                                 from prepayment interest shortfalls, and Relief
                                 Act shortfalls.

CERTIFICATE GUARANTY INSURANCE   Fees payable monthly on the certificate
POLICY PREMIUM                   principal balance of the Class A Certificates
                                 as specified in the Insurance Agreement.

EXCESS INTEREST                  Excess interest cashflow will be available as
                                 credit enhancement.

OVER-COLLATERALIZATION           The over-collateralization ("O/C") amount is
                                 equal to the excess of the aggregate stated
                                 principal balance of the Mortgage Loans over
                                 the aggregate principal balance of the
                                 Certificates. On the Closing Date, the O/C
                                 amount will equal approximately [10.75%] of the
                                 aggregate stated principal balance of the
                                 Mortgage Loans as of the Cut-Off Date. To the
                                 extent that the O/C amount is reduced below the
                                 O/C target, excess cashflow will be directed to
                                 build O/C until the O/C target is restored.

                                 INITIAL: Approximately [10.75]% of the
                                 aggregate stated principal balance of the Mortgage Loans as of the Cut-Off Date

                                 TARGET: [10.75]% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-Off Date before stepdown, [21.50]% of the current stated principal balance of the Mortgage Loans after stepdown

                                 FLOOR: [0.50]% of the aggregate stated
                                 principal balance of the Mortgage Loans as of the Cut-Off Date

                                 (PRELIMINARY AND SUBJECT TO REVISION)

SUBORDINATION (1):                CLASSES    RATING (S/M)   SUBORDINATION
                                 ---------   ------------   -------------
                                  Class A      [AAA/Aaa]       [27.95%]
                                 Class M-1      [AA/Aa3]       [26.95%]
                                 Class M-2     [AA-/A1]        [24.45%]
                                 Class M-3      [A+/A2]        [22.00%]
                                 Class M-4      [A/A3]         [19.70%]
                                 Class B-1     [A-/Baa1]       [17.15%]
                                 Class B-2    [BBB+/Baa2]      [15.10%]
                                 Class B-3    [BBB-/Baa3]      [13.00%]
                                 Class B-4     [BB+/Ba1]       [10.75%]

CLASS SIZES:                      CLASSES    RATING (S/M)    CLASS SIZES
                                 ---------   ------------   -------------
                                  Class A      [AAA/Aaa]       [72.05%]
                                 Class M-1      [AA/Aa3]       [1.00%]
                                 Class M-2     [AA-/A1]        [2.50%]
                                 Class M-3      [A+/A2]        [2.45%]
                                 Class M-4      [A/A3]         [2.30%]
                                 Class B-1     [A-/Baa1]       [2.55%]
                                 Class B-2    [BBB+/Baa2]      [2.05%]
                                 Class B-3    [BBB-/Baa3]      [2.10%]
                                 Class B-4     [BB+/Ba1]       [2.25%]

(1) The subordination includes the initial over-collateralization level of approximately [10.75]%.

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFML 2007-FFC

INTEREST ACCRUAL                 Interest on the Class A and Class M
                                 Certificates will initially accrue from the
                                 Closing Date to (but excluding) the first
                                 Distribution Date, and thereafter, from the
                                 prior Distribution Date to (but excluding) the
                                 current Distribution Date, on an actual/360
                                 basis. Interest on the Class B Certificates
                                 will accrue the calendar month preceding the
                                 month in which the Distribution Date occurs, on
                                 a 30/360 basis.

COUPON STEP UP                   If the optional termination does not occur by
                                 the Determination Date following the first
                                 Distribution Date on which it may occur, (i)
                                 the margin on each class of the Class A
                                 Certificates will increase to 2x its respective
                                 margin, (ii) the margin on each class of the
                                 Class M Certificates will increase to 1.5x its
                                 respective margin, and (iii) the coupon on each
                                 class of the Class B Certificates will increase
                                 to [8.000%] per annum, in each case on the
                                 following Distribution Date.

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFML 2007-FFC

AVAILABLE FUNDS CAP              Class A-1 Available Funds Cap: The per annum
                                 rate equal to the difference between (A) the
                                 product of (i) 12, (ii) the quotient of (x) the
                                 total scheduled interest on the Group I
                                 Mortgage Loans based on the Net Mortgage Rates
                                 in effect on the related due date and (y) the
                                 sum of (a) the current certificate principal
                                 balance of the Class A-1 Certificates and (b)
                                 the product of the current certificate
                                 principal balance of the Subordinate
                                 Certificates and the Group I AFC Percentage,
                                 and (iii) a fraction, the numerator of which is
                                 30, and the denominator of which is the actual
                                 number of days in the related accrual period,
                                 and (B) the product of (i) 12, (ii) the
                                 quotient of the Certificate Guarantee Insurance
                                 Policy premium payable with respect to the
                                 Class A-1 Certificates on that Distribution
                                 Date and the current certificate principal
                                 balance of the Class A-1 Certificates, and
                                 (iii) a fraction, the numerator of which is 30,
                                 and the denominator of which is the actual
                                 number of days in the related accrual period.

                                 Class A-2 Available Funds Cap: The per annum rate equal to the difference between (A) the product of (i) 12, (ii) the quotient of (x) the total scheduled interest on the Group II
                                 Mortgage Loans based on the Net Mortgage Rates in effect on the related due date and (y) the sum of (a) the current certificate principal balance of the Class A-2 Certificates and (b) the product of the current certificate principal balance of the Subordinate
                                 Certificates and the Group II AFC Percentage, and (iii) a fraction, the numerator of which is 30, and the denominator of which is the actual number of days in the related accrual period, and (B) the product of (i) 12, (ii) the quotient of the Certificate Guarantee Insurance
                                 Policy premium payable with respect to the Class A-2 Certificates on that Distribution
                                 Date and the current certificate principal balance of the Class A-2 Certificates, and
                                 (iii) a fraction, the numerator of which is 30, and the denominator of which is the actual number of days in the related accrual period.

                                 Group I AFC Percentage: The quotient of (i) the difference between (x) the aggregate stated principal balance of the Group I Mortgage Loans as of the first day of the related accrual period and (y) the current certificate principal balance of the Class A-1 Certificates and (ii) the difference between (x) the aggregate stated principal balance of the Mortage Loans as of the first day of the related accrual period and (y) the current certificate principal balance of the Class A
                                 Certificates.

                                 Group II AFC Percentage: The quotient of (i) the difference between (x) the aggregate stated principal balance of the Group II Mortgage
                                 Loans as of the first day of the related accrual period and (y) the current certificate principal balance of the Class A-2 Certificates and (ii) the difference between (x) the aggregate stated principal balance of the Mortage Loans as of the first day of the related accrual period and (y) the current certificate principal balance of the Class A
                                 Certificates.

                                 Class M Available Funds Cap: The per annum rate equal to the weighted average (weighted in proportion to the results of subtracting from the aggregate stated principal balance of each loan group the current certificate principal balance of the related Class A Certificates) of the Class A-1 Available Funds Cap and the Class
                                 A-2 Available Funds Cap calculated without regard to the Certificate Guarantee Insurance
                                 Policy premium.

                                 Class B Available Funds Cap: The per annum rate equal to the product of (i) the Class M
                                 Available Funds Cap and (ii) a fraction, the numerator of which is is the actual number of days in the related Class M accrual period, and the denominator of which is 30.

                                 "Net Mortgage Rate" means, with respect to any Mortgage Loan the mortgage rate on such Mortgage Loan less an amount equal to the sum of (i) the Administrative Fees in respect of such Mortgage Loan and (ii) any mortgage insurance premium or fee payable in respect of such Mortgage Loan.

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFML 2007-FFC

CASHFLOW PRIORITY                1.   Repayment of any unreimbursed Servicer
                                      advances.

                                 2.   Servicing Fees and Trustee Fees, as
                                      applicable.

                                 3.   Available interest funds to pay the
                                      Certificate Guarantee Insurance Policy
                                      premium.

                                 4.   Available interest funds not used as
                                      provided in paragraph 3 above, as follows:
                                      monthly interest, including any unpaid
                                      monthly interest from prior months,
                                      concurrently, on a pro rata basis to each class of the Class A Certificates; then monthly interest, including any unpaid monthly interest from prior months, sequentially to the Class M-1
                                      Certificates, then to the Class M-2
                                      Certificates, then to the Class M-3
                                      Certificates, and then to the Class M-4
                                      Certificates, then to the Class B-1
                                      Certificates, then to the Class B-2
                                      Certificates, then to the Class B-3
                                      Certificates, and then to the Class B-4
                                      Certificates.

                                 5. Available principal funds, as follows: to the extent not paid pursuant to paragraph
                                      3 above, monthly principal to the Class A
                                      Certificates as described under "PRINCIPAL
                                      PAYDOWN", then, sequentially, monthly
                                      principal to the Class M-1 Certificates, then monthly principal to the Class M-2
                                      Certificates, then monthly principal to
                                      the Class M-3 Certificates, then monthly principal to the Class M-4 Certificates, then monthly principal to the Class B-1
                                      Certificates, then monthly principal to
                                      the Class B-2 Certificates, then monthly principal to the Class B-3 Certificates, and then monthly principal to the Class
                                      B-4 Certificates, in each case as
                                      described under "PRINCIPAL PAYDOWN."

                                 6.   To the Certificate Insurer, any amounts
                                      owing to the Certificate Insurer under the insurance agreement, the Certificate
                                      Guaranty Insurance Policy or the Pooling and Servicing Agreement.

                                 7. Excess interest in the order as described under "PRINCIPAL PAYDOWN" if necessary to restore O/C to the required level.

                                 8.   Excess interest to pay sequentially in
                                      order of priority, to the subordinate
                                      certificates, principal shortfalls.

                                 9.   Any remaining amount will be paid in
                                      accordance with the Pooling and Servicing
                                      Agreement and will not be available for
                                      payment to holders of the Offered
                                      Certificates.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFML 2007-FFC

PRINCIPAL PAYDOWN

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

     All scheduled and unscheduled principal received from the Mortgage Loans plus excess interest to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A Certificates, as follows:

     1) The Group I Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-1 Certificates.

     2) The Group II Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-2 Certificates.

     Group I Principal Distribution Percentage means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group I Mortgage Loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from all of the Mortgage Loans and distributable on such Distribution Date.

     Group II Principal Distribution Percentage means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group II Mortgage Loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from all of the Mortgage Loans and distributable on such Distribution Date.

     Principal distributions allocated to the Class A-2 Certificates will be distributed sequentially to the Class A-2A and Class A-2B; provided however, that on and after the Distribution Date on which the aggregate certificate principal balance of Subordinate Certificates and the Class C Certificates have been reduced to zero, any principal distributions will be distributed pro rata to the Class A-2A and Class A-2B based on their related class certificate balances.

     After the certificate principal balance of either the Class A-1 or Class A-2 Certificates has been reduced to zero, the amounts remaining referred to in (1) or (2) above, as applicable, will be distributed to the Class A-1 or Class A-2 Certificates (i.e., whichever such class or classes remain outstanding), as the case may be. After the aggregate certificate principal balance of each of the Class A-1 and Class A-2 Certificates has been reduced to zero, the amounts remaining referred to in (1) and (2) above will be distributed sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class B-1, Class B-2, Class B-3, and Class B-4 Certificates in each case, until reduced to zero. Any remaining principal distribution amount will be distributed as excess interest according to paragraphs 6 through 9 in Cashflow Priority.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFML 2007-FFC

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

     All Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates, second to the Class M-1 Certificates, third to the Class M-2 Certificates, fourth to the Class M-3 Certificates, fifth to the Class M-4 Certificates, sixth to the Class B-1 Certificates, seventh to the Class B-2 Certificates, eighth to the Class B-3 Certificates, and ninth to the Class B-4 Certificates, in each case up to amounts necessary to maintain the subordination for each class at its required level. Such required levels of subordination are approximately as follows:

CLASS A     [55.90%]*
CLASS M-1   [53.90%]*
CLASS M-2   [48.90%]*
CLASS M-3   [44.00%]*
CLASS M-4   [39.40%]*
CLASS B-1   [34.30%]*
CLASS B-2   [30.20%]*
CLASS B-3   [26.00%]*
CLASS B-4   [21.50%]*

*    includes 2x the initial overcollateralization of [10.75]%

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

1)   The Distribution Date is on or after the earlier of:

     i) the first Distribution Date on which the aggregate certificate principal balance of the Class A-1 and Class A-2 Certificates has been reduced to zero; and

     ii)  the later of the:

          a.   June 2010 Distribution Date; and

          b. the Subordinate Class Principal Distribution Date has occurred (as described below); and

2)   A Step Down Loss Trigger Event does not exist.

SUBORDINATE CLASS PRINCIPAL      The first Distribution Date on which the senior
DISTRIBUTION DATE                enhancement percentage (i.e., the sum of the
                                 outstanding principal balance of the
                                 Subordinate Certificates and the O/C amount
                                 divided by the aggregate stated principal
                                 balance of the Mortgage Loans, as of the end of
                                 the related due period) is greater than or
                                 equal to the Senior Specified Enhancement
                                 Percentage (including O/C), which is equal to
                                 two times the initial Class A subordination
                                 percentage.

                                 SENIOR SPECIFIED ENHANCEMENT PERCENTAGE:

                                 [55.90]%

                                 or

                                 ([17.20]%+[10.75]%)*2

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFML 2007-FFC

STEPDOWN LOSS TRIGGER EVENT      The situation that exists with respect to any
(PRELIMINARY AND SUBJECT TO      Distribution Date on or after the Stepdown
REVISION)                        Date, if (a) the quotient of (1) the aggregate
                                 Stated Principal Balance of all Mortgage Loans
                                 60 or more days delinquent, measured on a
                                 rolling three month basis (including Mortgage
                                 Loans in foreclosure and REO Properties) and
                                 (2) the Stated Principal Balance of all the
                                 Mortgage Loans as of the preceding Servicer
                                 Remittance Date, equals or exceeds the product
                                 of (i) [14.25]% and (ii) the Required
                                 Percentage or (b) the quotient (expressed as a
                                 percentage) of (1) the Aggregate Realized
                                 Losses incurred from the Cut-off Date through
                                 the last day of the calendar month preceding
                                 such Distribution Date and (2) the aggregate
                                 principal balance of the Mortgage Loans as of
                                 the Cut-off Date exceeds the Required Loss
                                 Percentage shown below.

                                 DISTRIBUTION
                                 DATE OCCURRING        REQUIRED LOSS PERCENTAGE
                                 --------------        ------------------------
                                 June 2009 - May 2010  [4.50]% with respect to June 2009,
                                                               plus an additional 1/12th
                                                       [2.00]% for each month thereafter
                                 June 2010 - May 2011  [6.50]% with respect to June 2010,
                                                               plus an additional 1/12th
                                                       [2.25]% for each month thereafter
                                 June 2011 - May 2012  [8.75]% with respect to June 2011,
                                                               plus an additional 1/12th
                                                       [1.75]% for each month thereafter
                                 June 2012 - May 2013 [10.50]% with respect to June 2012,
                                                               plus an additional 1/12th
                                                       [0.50]% for each month thereafter
                                 June 2013 and
                                    thereafter        [11.00]%


REQUIRED PERCENTAGE              For any Distribution Date, (i) the aggregate
                                 Stated Principal Balance of the Mortgage Loans
                                 as of the prior Distribution Date less the
                                 outstanding certificate principal balance of
                                 the most senior class of certificates (for
                                 purposes of this calculation, the Class A
                                 Certificates are considered as a single Class)
                                 prior to any distributions on such Distribution
                                 Date divided by (ii) the aggregate Stated
                                 Principal Balance of the Mortgage Loans as of
                                 the prior Distribution Date.

                                      (PRELIMINARY AND SUBJECT TO REVISION)

ALLOCATION OF REALIZED LOSSES    The principal portion of realized losses on the
                                 Mortgage Loans will be allocated as follows:
                                 first, to the excess interest, second, to the
                                 O/C amount, until the O/C amount is reduced to
                                 zero; third, to the Class B Certificates in
                                 reverse order of their numerical class
                                 designation until the respective certificate
                                 principal balance of each such class has been
                                 reduced to zero; and fourth, to the Class M
                                 Certificates in reverse order of their
                                 numerical class designation until the
                                 respective certificate principal balance of
                                 each such class has been reduced to zero.
                                 Realized losses are NOT allocated to the Class
                                 A Certificates after the certificate principal
                                 balance of each class of the Subordinate
                                 Certificates has been reduced to zero.

PROSPECTUS                       The Offered Certificates will be offered
                                 pursuant to a Prospectus which includes a
                                 Prospectus Supplement (together, the
                                 "Prospectus"). Sales of the Offered
                                 Certificates may not be consummated unless the
                                 purchaser has received the Prospectus.

MORTGAGE LOAN TABLES             The following tables in the Appendix describe
                                 the Statistical Mortgage Loans and the related
                                 mortgaged properties as of the close of
                                 business on the Cut-off Date. The Mortgage Pool
                                 will contain Mortgage Loans that have a total
                                 principal balance as of the Cut-off Date of
                                 approximately $850,000,000. The pool of
                                 Mortgage Loans to be delivered on the Closing
                                 Date will have characteristics and a
                                 statistical composition that will be
                                 substantially similar to the Statistical
                                 Mortgage Loans described herein. The sum of the
                                 columns below may not equal the total indicated
                                 due to rounding.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFML 2007-FFC

                        GROUP I FIXED RATE MORTGAGE LOANS

                                                               ORIGINAL       REMAINING
                                                             AMORTIZATION   AMORTIZATION    ORIGINAL   REMAINING    ORIGINAL
                                                                 TERM           TERM       INTEREST-   INTEREST-    MONTHS TO
                              NET     ORIGINAL   REMAINING       (LESS          (LESS         ONLY       ONLY      PREPAYMENT
   CURRENT      MORTGAGE   MORTGAGE     TERM        TERM       IO-TERM)       IO-TERM)        TERM       TERM        PENALTY
 BALANCE ($)     RATE(%)    RATE(%)   (MONTHS)    (MONTHS)     (MONTHS)       (MONTHS)      (MONTHS)    (MONTHS)   EXPIRATION
-------------   --------   --------   --------   ---------   ------------   ------------   ---------   ---------   ----------
   122,707.61     10.333      9.833        120         116            360            356           0           0           24
    31,341.24      8.800      8.300        120         115            360            355           0           0           24
    15,270.57      9.850      9.350        120         116            360            356           0           0           24
    43,724.97     10.750     10.250        180         176            360            356           0           0           12
   140,054.52     10.663     10.163        180         176            360            356           0           0           12
    42,997.25     12.000     11.500        180         176            360            356           0           0           12
    59,438.15     10.256      9.756        180         176            360            356           0           0           12
    48,996.91     11.850     11.350        180         176            360            356           0           0           12
   190,744.71     10.965     10.465        180         176            360            356           0           0           12
   219,994.70     10.777     10.277        180         176            360            356           0           0           24
    19,199.35      9.850      9.350        180         176            360            356           0           0           24
 9,157,307.46     10.414      9.914        180         176            360            356           0           0           24
 1,122,031.95     11.063     10.563        180         176            360            356           0           0           24
   120,551.90     11.150     10.650        180         176            360            356           0           0           24
 1,171,964.41     10.507     10.007        180         176            360            356           0           0           24
   142,601.39      9.345      8.845        180         176            360            356           0           0           24
    75,276.42      9.509      9.009        180         176            360            356           0           0           24
 1,560,153.73      9.781      9.281        180         176            360            356           0           0           24
    79,695.33     12.143     11.643        180         176            480            476           0           0           12
    32,605.42     13.500     13.000        180         176            480            476           0           0           12
    51,899.38     11.450     10.950        180         176            480            476           0           0           12
    34,410.02     12.950     12.450        180         176            480            476           0           0           12
    52,856.82     10.500     10.000        180         176            480            476           0           0           24
 4,636,760.02     11.283     10.783        180         176            480            476           0           0           24
   430,044.60     11.658     11.158        180         176            480            476           0           0           24
    72,298.93     12.086     11.586        180         176            480            476           0           0           24
    60,828.67      9.791      9.291        180         176            480            476           0           0           24
   823,882.58     10.765     10.265        180         176            480            476           0           0           24
   111,259.57     10.935     10.435        180         176            480            476           0           0           24
    41,602.93      9.800      9.300        180         176            480            476           0           0           24
   141,211.90     10.939     10.439        180         176            480            476           0           0           24
   124,879.64     11.087     10.587        240         236            360            356           0           0           12
    37,435.90     11.000     10.500        240         236            360            356           0           0           12
    25,737.52      9.550      9.050        240         236            360            356           0           0           24
 1,647,396.66     10.346      9.846        240         236            360            356           0           0           24
   110,448.67     11.026     10.526        240         236            360            356           0           0           24
    61,614.57     10.200      9.700        240         236            360            356           0           0           24
    64,902.35     10.133      9.633        240         235            360            355           0           0           24
   648,466.92      9.748      9.248        240         236            360            356           0           0           24
    23,807.19      9.850      9.350        240         236            360            356           0           0           24
   168,055.45     10.343      9.843        240         236            360            356           0           0           24
    89,444.57      9.539      9.039        240         236            360            356           0           0           24
   347,714.77      9.883      9.383        240         236            360            356           0           0           24
    43,873.17      9.850      9.350        240         236            240            236           0           0           24
    24,919.97     11.600     11.100        240         236            240            236           0           0           24
    59,777.40      9.850      9.350        240         236            240            236           0           0           24
    40,157.45     11.700     11.200        120         117            360            357           0           0           24
    41,286.47     12.800     12.300        180         177            360            357           0           0           12
   369,450.57     11.265     10.765        180         178            360            358           0           0           24
   571,153.39     11.208     10.708        180         178            360            358           0           0           24
   114,024.56     11.744     11.244        180         177            360            357           0           0           24
    49,019.79     10.700     10.200        180         178            480            478           0           0           12
    39,605.35     12.200     11.700        180         179            480            479           0           0           24

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFML 2007-FFC

                    GROUP I FIXED RATE MORTGAGE LOANS (CONT.)

                                                               ORIGINAL       REMAINING
                                                             AMORTIZATION   AMORTIZATION    ORIGINAL   REMAINING    ORIGINAL
                                                                 TERM           TERM       INTEREST-   INTEREST-    MONTHS TO
                              NET     ORIGINAL   REMAINING       (LESS          (LESS         ONLY       ONLY      PREPAYMENT
   CURRENT      MORTGAGE   MORTGAGE     TERM        TERM       IO-TERM)       IO-TERM)        TERM       TERM        PENALTY
 BALANCE ($)     RATE(%)    RATE(%)   (MONTHS)    (MONTHS)     (MONTHS)       (MONTHS)      (MONTHS)    (MONTHS)   EXPIRATION
-------------   --------   --------   --------   ---------   ------------   ------------   ---------   ---------   ----------
    99,491.07     12.070     11.570        180         178            480            478           0           0           24
   124,295.21     12.365     11.865        180         179            480            479           0           0           24
    34,587.39     12.050     11.550        180         179            480            479           0           0           24
   284,420.27     11.621     11.121        240         239            360            359           0           0           24
   261,610.36     11.317     10.817        240         238            360            358           0           0           24
    46,097.99     11.550     11.050        240         237            360            357           0           0           24
    86,978.20     11.432     10.932        180         175            360            355           0           0           12
   134,554.99     10.910     10.410        180         175            360            355           0           0           12
    56,051.33     12.078     11.578        180         175            360            355           0           0           12
   945,643.00     10.778     10.278        180         175            360            355           0           0           24
    69,612.10     11.401     10.901        180         175            360            355           0           0           24
    26,899.15     11.550     11.050        180         175            360            355           0           0           24
   201,852.65     10.605     10.105        180         175            360            355           0           0           24
   146,439.63      9.841      9.341        180         175            360            355           0           0           24
    57,480.56      9.550      9.050        180         174            480            474           0           0           24
   615,976.92     10.980     10.480        180         175            480            475           0           0           24
    32,674.77     11.700     11.200        180         175            480            475           0           0           24
    98,111.75     10.931     10.431        180         175            480            475           0           0           24
    23,707.36     10.700     10.200        240         235            360            355           0           0           12
   290,656.16     10.053      9.553        240         235            360            355           0           0           24
    23,621.93     12.500     12.000        240         235            360            355           0           0           24
   103,946.37     10.018      9.518        240         235            360            355           0           0           24
    43,931.35      8.700      8.200        240         234            360            354           0           0           24
   125,037.76     10.726     10.226        240         235            360            355           0           0           24
    10,441.82      9.850      9.350        120         113            120            113           0           0           24
   115,942.53     12.232     11.732        180         178            360            358           0           0           24
    35,649.90     10.547     10.047        180         178            360            358           0           0           24
    23,050.36     12.850     12.350        180         178            480            478           0           0           24
    23,359.47     11.950     11.450        180         179            180            179           0           0           24
    17,962.60     10.750     10.250        120         117            360            357           0           0           24
   191,939.07     10.758     10.258        120         118            360            358           0           0           24
    26,131.84     11.900     11.400        120         117            360            357           0           0           24
    27,288.31      9.850      9.350        120         118            360            358           0           0           24
   298,723.51     11.321     10.821        180         178            360            358           0           0           12
   519,478.95     11.423     10.923        180         178            360            358           0           0           12
   224,693.70     12.528     12.028        180         177            360            357           0           0           12
   428,472.62     11.988     11.488        180         178            360            358           0           0           12
    95,393.84     12.027     11.527        180         178            360            358           0           0           12
    36,503.60     11.100     10.600        180         177            360            357           0           0           12
   114,284.14     10.857     10.357        180         178            360            358           0           0           12
   426,614.51     11.932     11.432        180         178            360            358           0           0           24
   145,496.69     10.566     10.066        180         179            360            359           0           0           24
18,059,221.28     10.728     10.228        180         178            360            358           0           0           24
   686,020.00     11.758     11.258        180         178            360            358           0           0           24
   166,549.23     11.106     10.606        180         178            360            358           0           0           24
   113,400.57     11.359     10.859        180         179            360            359           0           0           24
 2,307,530.49     10.448      9.948        180         178            360            358           0           0           24
    43,232.27     11.800     11.300        180         177            360            357           0           0           24
   237,176.06      9.692      9.192        180         178            360            358           0           0           24
    34,575.33     11.100     10.600        180         178            360            358           0           0           24
    27,300.78     11.800     11.300        180         179            360            359           0           0           24
   179,290.65     10.704     10.204        180         179            360            359           0           0           24
 3,837,420.35      9.796      9.296        180         178            360            358           0           0           24

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFML 2007-FFC

                    GROUP I FIXED RATE MORTGAGE LOANS (CONT.)

                                                               ORIGINAL       REMAINING
                                                             AMORTIZATION   AMORTIZATION    ORIGINAL   REMAINING    ORIGINAL
                                                                 TERM           TERM       INTEREST-   INTEREST-    MONTHS TO
                              NET     ORIGINAL   REMAINING       (LESS          (LESS         ONLY       ONLY      PREPAYMENT
   CURRENT      MORTGAGE   MORTGAGE     TERM        TERM       IO-TERM)       IO-TERM)        TERM       TERM        PENALTY
 BALANCE ($)     RATE(%)    RATE(%)   (MONTHS)    (MONTHS)     (MONTHS)       (MONTHS)      (MONTHS)    (MONTHS)   EXPIRATION
-------------   --------   --------   --------   ---------   ------------   ------------   ---------   ---------   ----------
   274,486.56     11.317     10.817        180         178            480            478           0           0           12
   352,649.12     11.570     11.070        180         178            480            478           0           0           12
   113,940.10     11.321     10.821        180         178            480            478           0           0           12
   104,777.85     12.850     12.350        180         179            480            479           0           0           12
    35,952.43     11.550     11.050        180         179            480            479           0           0           12
    97,590.76     11.752     11.252        180         178            480            478           0           0           24
    56,752.42     12.172     11.672        180         178            480            478           0           0           24
12,589,744.53     11.256     10.756        180         178            480            478           0           0           24
   462,694.89     11.999     11.499        180         178            480            478           0           0           24
    70,506.17     11.484     10.984        180         179            480            479           0           0           24
 1,495,072.64     10.988     10.488        180         178            480            478           0           0           24
   266,915.30     11.193     10.693        180         178            480            478           0           0           24
   699,628.24     10.766     10.266        180         178            480            478           0           0           24
    38,432.57     12.750     12.250        240         239            360            359           0           0           12
    64,395.59     12.260     11.760        240         238            360            358           0           0           12
    64,876.43     10.411      9.911        240         239            360            359           0           0           12
 2,969,966.74     10.938     10.438        240         238            360            358           0           0           24
    76,987.11     10.901     10.401        240         237            360            357           0           0           24
    26,237.00     12.750     12.250        240         238            360            358           0           0           24
    24,224.63     12.250     11.750        240         239            360            359           0           0           24
   733,780.37     10.327      9.827        240         238            360            358           0           0           24
    29,788.55     10.600     10.100        240         238            360            358           0           0           24
   204,591.45     10.596     10.096        240         238            360            358           0           0           24
    32,190.16     10.350      9.850        240         238            360            358           0           0           24
 1,121,942.86      9.889      9.389        240         238            360            358           0           0           24
    15,380.72      9.850      9.350        120         120            120            120           0           0           24
    47,584.10     12.750     12.250        180         179            180            179           0           0           12
   206,849.50     10.900     10.400        180         178            180            178           0           0           24
    24,562.86     12.650     12.150        180         178            180            178           0           0           24
    63,531.91      9.850      9.350        180         179            180            179           0           0           24
    82,722.55      9.850      9.350        240         238            240            238           0           0           24
    25,296.84     11.200     10.700        240         238            240            238           0           0           24
    24,916.14      8.750      8.250        240         237            240            237           0           0           24
    22,302.04     12.900     12.400        240         238            240            238           0           0           24
   245,772.43      9.825      9.325        240         238            240            238           0           0           24
    97,025.01     12.377     11.877        120         116            360            356           0           0            0
    63,128.17     12.190     11.690        120         117            360            357           0           0            0
    43,917.29     11.595     11.095        120         118            360            358           0           0            0
    21,911.92     12.500     12.000        120         118            360            358           0           0            0
 6,436,669.41     11.675     11.175        180         177            360            357           0           0            0
   279,586.06     10.905     10.405        180         177            360            357           0           0            0
 1,199,228.29     11.871     11.371        180         177            360            357           0           0            0
   538,177.80     11.818     11.318        180         178            360            358           0           0            0
 9,098,656.71     11.341     10.841        180         177            360            357           0           0            0
   178,609.85     10.929     10.429        180         177            360            357           0           0            0
   218,590.66     11.730     11.230        180         178            360            358           0           0            0
   233,360.42     10.873     10.373        180         177            360            357           0           0            0
    42,296.98     11.750     11.250        180         179            360            359           0           0            0
   767,874.99     11.039     10.539        180         177            360            357           0           0            0
    13,283.17     10.400      9.900        180         179            360            359           0           0            0
    34,991.14     10.200      9.700        180         179            360            359           0           0            0
   404,871.69     11.174     10.674        180         177            360            357           0           0            0
 3,543,059.96     11.663     11.163        180         178            480            478           0           0            0

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFML 2007-FFC

                    GROUP I FIXED RATE MORTGAGE LOANS (CONT.)

                                                               ORIGINAL       REMAINING
                                                             AMORTIZATION   AMORTIZATION    ORIGINAL   REMAINING    ORIGINAL
                                                                 TERM           TERM       INTEREST-   INTEREST-    MONTHS TO
                              NET     ORIGINAL   REMAINING       (LESS          (LESS         ONLY       ONLY      PREPAYMENT
   CURRENT      MORTGAGE   MORTGAGE     TERM        TERM       IO-TERM)       IO-TERM)        TERM       TERM        PENALTY
 BALANCE ($)     RATE(%)    RATE(%)   (MONTHS)    (MONTHS)     (MONTHS)       (MONTHS)      (MONTHS)    (MONTHS)   EXPIRATION
-------------   --------   --------   --------   ---------   ------------   ------------   ---------   ---------   ----------
    58,948.58     12.806     12.306        180         178            480            478           0           0            0
   573,600.78     11.603     11.103        180         178            480            478           0           0            0
   327,823.06     12.172     11.672        180         178            480            478           0           0            0
 3,647,207.55     11.875     11.375        180         177            480            477           0           0            0
    40,557.30     12.350     11.850        180         176            480            476           0           0            0
   111,798.61     12.084     11.584        180         179            480            479           0           0            0
    25,378.19     10.450      9.950        180         179            480            479           0           0            0
   200,278.23     11.535     11.035        180         177            480            477           0           0            0
    40,846.62     11.400     10.900        180         177            480            477           0           0            0
 1,554,194.01     11.942     11.442        240         238            360            358           0           0            0
   331,043.74     11.391     10.891        240         238            360            358           0           0            0
    91,323.03     13.087     12.587        240         239            360            359           0           0            0
 6,095,282.97     11.794     11.294        240         237            360            357           0           0            0
   200,455.97     11.927     11.427        240         238            360            358           0           0            0
   347,279.21     10.801     10.301        240         238            360            358           0           0            0
    85,731.68     11.530     11.030        240         239            360            359           0           0            0
    39,868.97     10.400      9.900        240         239            360            359           0           0            0
 1,128,766.57     11.144     10.644        240         237            360            357           0           0            0
    24,542.52     10.750     10.250        240         236            360            356           0           0            0
   205,157.52     10.745     10.245        240         238            360            358           0           0            0
    33,496.63     10.999     10.499        180         176            180            176           0           0            0
    29,563.56     12.250     11.750        180         174            180            174           0           0            0
    66,958.81     11.500     11.000        240         237            240            237           0           0            0
    26,724.00     12.600     12.100        240         239            240            239           0           0            0
    28,088.56     10.200      9.700        240         237            240            237           0           0            0
    26,886.18     11.250     10.750        240         238            240            238           0           0            0
    14,996.20     12.150     11.650        240         239            240            239           0           0            0

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFML 2007-FFC

                       GROUP II FIXED RATE MORTGAGE LOANS

                                                               ORIGINAL       REMAINING
                                                             AMORTIZATION   AMORTIZATION    ORIGINAL   REMAINING    ORIGINAL
                                                                 TERM           TERM       INTEREST-   INTEREST-    MONTHS TO
                              NET     ORIGINAL   REMAINING       (LESS          (LESS         ONLY       ONLY      PREPAYMENT
   CURRENT      MORTGAGE   MORTGAGE     TERM        TERM       IO-TERM)       IO-TERM)        TERM       TERM        PENALTY
 BALANCE ($)     RATE(%)    RATE(%)   (MONTHS)    (MONTHS)     (MONTHS)       (MONTHS)      (MONTHS)    (MONTHS)   EXPIRATION
-------------   --------   --------   --------   ---------   ------------   ------------   ---------   ---------   ----------
   265,737.52     12.035     11.535        120         116            360            356           0           0           12
    81,449.90      9.150      8.650        120         116            360            356           0           0           24
   667,312.21     11.032     10.532        120         116            360            356           0           0           24
    44,178.24     11.050     10.550        120         116            360            356           0           0           24
   109,116.06     10.593     10.093        120         116            360            356           0           0           24
   105,638.49      9.531      9.031        120         116            360            356           0           0           24
    71,190.54     11.218     10.718        120         116            360            356           0           0           24
 1,370,771.46     11.583     11.083        180         176            360            356           0           0           12
 3,913,930.06     11.175     10.675        180         176            360            356           0           0           12
 1,101,084.39     10.862     10.362        180         176            360            356           0           0           12
 5,095,715.02     11.254     10.754        180         176            360            356           0           0           12
   398,527.00     11.304     10.804        180         176            360            356           0           0           12
    74,882.78     10.100      9.600        180         176            360            356           0           0           12
   857,607.11     10.799     10.299        180         176            360            356           0           0           12
   703,691.63     10.918     10.418        180         176            360            356           0           0           24
   219,242.59     10.109      9.609        180         176            360            356           0           0           24
37,883,042.50     10.658     10.158        180         176            360            356           0           0           24
 1,639,327.43     11.256     10.756        180         176            360            356           0           0           24
   198,213.99     11.089     10.589        180         176            360            356           0           0           24
    76,580.96      9.950      9.450        180         176            360            356           0           0           24
 6,167,894.63     10.280      9.780        180         176            360            356           0           0           24
    63,130.07     12.150     11.650        180         176            360            356           0           0           24
 1,487,692.43     10.025      9.525        180         176            360            356           0           0           24
   108,905.64      9.948      9.448        180         176            360            356           0           0           24
 5,466,535.16      9.963      9.463        180         176            360            356           0           0           24
   353,329.56     11.670     11.170        180         176            480            476           0           0           12
 2,518,438.76     11.156     10.656        180         176            480            476           0           0           12
   627,794.62     10.711     10.211        180         176            480            476           0           0           12
 1,765,472.99     11.473     10.973        180         176            480            476           0           0           12
    89,194.41     12.004     11.504        180         176            480            476           0           0           12
   422,088.63     11.571     11.071        180         176            480            476           0           0           12
    71,033.46      9.600      9.100        180         176            480            476           0           0           24
   357,230.54     11.144     10.644        180         176            480            476           0           0           24
29,033,750.54     11.128     10.628        180         176            480            476           0           0           24
 1,387,143.79     11.149     10.649        180         176            480            476           0           0           24
    73,619.11     12.339     11.839        180         176            480            476           0           0           24
    52,855.90     10.300      9.800        180         176            480            476           0           0           24
   197,223.90     11.612     11.112        180         176            480            476           0           0           24
 4,686,127.23     10.730     10.230        180         176            480            476           0           0           24
   567,593.63     10.865     10.365        180         176            480            476           0           0           24
   144,509.58      9.038      8.538        180         176            480            476           0           0           24
    29,439.52      8.750      8.250        180         176            480            476           0           0           24
   217,750.14      9.882      9.382        180         176            480            476           0           0           24
 1,805,264.28     10.119      9.619        180         176            480            476           0           0           24
   237,356.38     10.756     10.256        240         236            360            356           0           0           12
 2,294,421.88     10.896     10.396        240         236            360            356           0           0           12
   203,461.63     11.186     10.686        240         236            360            356           0           0           12
   615,144.00     11.436     10.936        240         236            360            356           0           0           12
    96,003.56     10.100      9.600        240         236            360            356           0           0           12
   105,546.52     10.050      9.550        240         236            360            356           0           0           12
    30,136.05     10.919     10.419        240         235            360            355           0           0           12
    72,038.33     10.400      9.900        240         236            360            356           0           0           24

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFML 2007-FFC

                   GROUP II FIXED RATE MORTGAGE LOANS (CONT.)

                                                               ORIGINAL       REMAINING
                                                             AMORTIZATION   AMORTIZATION    ORIGINAL   REMAINING    ORIGINAL
                                                                 TERM           TERM       INTEREST-   INTEREST-    MONTHS TO
                              NET     ORIGINAL   REMAINING       (LESS          (LESS         ONLY       ONLY      PREPAYMENT
   CURRENT      MORTGAGE   MORTGAGE     TERM        TERM       IO-TERM)       IO-TERM)        TERM       TERM        PENALTY
 BALANCE ($)     RATE(%)    RATE(%)   (MONTHS)    (MONTHS)     (MONTHS)       (MONTHS)      (MONTHS)    (MONTHS)   EXPIRATION
-------------   --------   --------   --------   ---------   ------------   ------------   ---------   ---------   ----------
   166,186.64     11.075     10.575        240         236            360            356           0           0           24
20,575,918.68     10.458      9.958        240         236            360            356           0           0           24
 1,183,619.04     11.070     10.570        240         236            360            356           0           0           24
   649,684.99     10.176      9.676        240         236            360            356           0           0           24
   329,841.14     11.381     10.881        240         236            360            356           0           0           24
 6,295,863.72     10.213      9.713        240         236            360            356           0           0           24
   549,292.57      9.853      9.353        240         236            360            356           0           0           24
   290,533.46     10.185      9.685        240         236            360            356           0           0           24
    49,182.93      8.881      8.381        240         236            360            356           0           0           24
    29,949.64      9.700      9.200        240         236            360            356           0           0           24
 3,392,600.18      9.849      9.349        240         236            360            356           0           0           24
    42,922.06      9.700      9.200        120         116            120            116           0           0           24
    13,187.56     10.900     10.400        180         176            180            176           0           0           12
    34,159.73      9.850      9.350        180         176            180            176           0           0           24
    86,829.95      9.722      9.222        180         176            180            176           0           0           24
    20,137.49     10.550     10.050        240         236            240            236           0           0           12
   322,381.61     10.625     10.125        240         236            240            236           0           0           24
    77,775.85      9.449      8.949        240         236            240            236           0           0           24
   602,822.26     10.314      9.814        240         236            240            236           0           0           24
    88,503.24      9.962      9.462        120         117            360            357           0           0           24
    63,425.20     11.500     11.000        180         178            360            358           0           0           12
   192,113.60     10.750     10.250        180         177            360            357           0           0           12
   720,276.29     11.089     10.589        180         177            360            357           0           0           24
   471,397.07     11.264     10.764        180         178            360            358           0           0           24
    35,567.92     11.600     11.100        180         179            360            359           0           0           24
   241,278.99     10.749     10.249        180         178            360            358           0           0           24
   100,166.94     11.367     10.867        180         179            360            359           0           0           24
   131,874.55     10.787     10.287        180         178            480            478           0           0           24
   228,514.78     11.764     11.264        180         177            480            477           0           0           24
    98,603.84     10.746     10.246        180         177            480            477           0           0           24
    29,796.30     10.800     10.300        180         178            480            478           0           0           24
   180,245.40     11.811     11.311        240         238            360            358           0           0           24
   253,155.46     11.995     11.495        240         238            360            358           0           0           24
   216,726.19     11.028     10.528        240         239            360            359           0           0           24
    63,418.79     10.350      9.850        240         238            360            358           0           0           24
    20,345.00     10.550     10.050        240         237            360            357           0           0           24
    23,030.54     11.150     10.650        120         114            360            354           0           0           12
   187,195.66     10.416      9.916        120         115            360            355           0           0           24
    20,739.54     10.600     10.100        120         114            360            354           0           0           24
   238,482.60     11.087     10.587        180         174            360            354           0           0           12
 1,019,165.33     10.182      9.682        180         174            360            354           0           0           12
   280,403.87     11.484     10.984        180         175            360            355           0           0           12
   101,052.98     12.150     11.650        180         175            360            355           0           0           12
   596,798.60     10.856     10.356        180         175            360            355           0           0           12
   167,015.50     10.850     10.350        180         174            360            354           0           0           12
    95,658.70     11.564     11.064        180         173            360            353           0           0           12
   360,934.10      9.852      9.352        180         175            360            355           0           0           24
    21,447.72      8.990      8.490        180         172            360            352           0           0           24
10,307,107.14     10.424      9.924        180         175            360            355           0           0           24
   452,945.29     11.096     10.596        180         175            360            355           0           0           24
    31,979.79     11.450     10.950        180         175            360            355           0           0           24
 1,235,605.54     10.045      9.545        180         174            360            354           0           0           24

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFML 2007-FFC

                   GROUP II FIXED RATE MORTGAGE LOANS (CONT.)

                                                               ORIGINAL       REMAINING
                                                             AMORTIZATION   AMORTIZATION    ORIGINAL   REMAINING    ORIGINAL
                                                                 TERM           TERM       INTEREST-   INTEREST-    MONTHS TO
                              NET     ORIGINAL   REMAINING       (LESS          (LESS         ONLY       ONLY      PREPAYMENT
   CURRENT      MORTGAGE   MORTGAGE     TERM        TERM       IO-TERM)       IO-TERM)        TERM       TERM        PENALTY
 BALANCE ($)     RATE(%)    RATE(%)   (MONTHS)    (MONTHS)     (MONTHS)       (MONTHS)      (MONTHS)    (MONTHS)   EXPIRATION
-------------   --------   --------   --------   ---------   ------------   ------------   ---------   ---------   ----------
    92,146.46     10.850     10.350        180         174            360            354           0           0           24
   457,486.68      9.771      9.271        180         174            360            354           0           0           24
    52,788.80     10.650     10.150        180         175            360            355           0           0           24
 1,168,718.42      9.976      9.476        180         175            360            355           0           0           24
   342,085.09     10.494      9.994        180         174            480            474           0           0           12
    28,831.19     11.900     11.400        180         175            480            475           0           0           12
   980,183.88     10.749     10.249        180         175            480            475           0           0           12
    50,917.63      9.200      8.700        180         176            480            476           0           0           12
   190,242.40     10.850     10.350        180         174            480            474           0           0           24
    39,209.92     11.750     11.250        180         175            480            475           0           0           24
 4,588,204.07     10.882     10.382        180         175            480            475           0           0           24
   178,124.96     11.520     11.020        180         174            480            474           0           0           24
   305,218.82     10.300      9.800        180         175            480            475           0           0           24
   917,467.57     11.252     10.752        180         175            480            475           0           0           24
    74,462.55     10.306      9.806        180         176            480            476           0           0           24
   408,998.41     10.480      9.980        180         175            480            475           0           0           24
   560,417.68     11.530     11.030        240         235            360            355           0           0           12
   199,786.40     10.519     10.019        240         235            360            355           0           0           12
    63,194.31     10.100      9.600        240         234            360            354           0           0           12
    61,156.07     11.550     11.050        240         235            360            355           0           0           12
 4,979,396.48     10.292      9.792        240         235            360            355           0           0           24
   263,945.42      9.336      8.836        240         235            360            355           0           0           24
    86,212.19     11.033     10.533        240         235            360            355           0           0           24
 1,096,539.67     10.566     10.066        240         234            360            354           0           0           24
   170,836.56     10.217      9.717        240         235            360            355           0           0           24
    47,954.07      8.800      8.300        240         235            360            355           0           0           24
   539,978.25     10.291      9.791        240         235            360            355           0           0           24
    19,277.71     10.850     10.350        180         175            180            175           0           0           24
    14,151.68      9.850      9.350        240         235            240            235           0           0           24
    48,350.03     10.518     10.018        240         234            240            234           0           0           24
   156,335.22     11.662     11.162        180         178            360            358           0           0           24
    41,134.02     13.000     12.500        180         178            360            358           0           0           24
    80,887.03     11.220     10.720        180         178            360            358           0           0           24
    12,687.30     12.600     12.100        180         177            480            477           0           0           24
    32,972.42      9.550      9.050        180         179            480            479           0           0           24
    23,067.90     10.450      9.950        180         178            480            478           0           0           24
    33,693.39     11.950     11.450        240         239            360            359           0           0           24
    38,451.80      9.850      9.350        240         239            360            359           0           0           24
    12,058.57     12.900     12.400        240         237            360            357           0           0           24
    38,251.99     12.947     12.447        120         118            360            358           0           0           12
    80,556.52     11.307     10.807        120         119            360            359           0           0           12
    13,239.59     12.350     11.850        120         117            360            357           0           0           12
    51,853.12     10.950     10.450        120         117            360            357           0           0           24
   403,867.84     10.258      9.758        120         118            360            358           0           0           24
   306,121.05     11.406     10.906        120         118            360            358           0           0           24
    49,975.25     12.750     12.250        120         118            360            358           0           0           24
   115,837.06      9.519      9.019        120         118            360            358           0           0           24
    65,541.09     13.400     12.900        180         180            360            360           0           0           12
    24,993.67     12.150     11.650        180         179            360            359           0           0           12
 5,062,184.90     11.866     11.366        180         178            360            358           0           0           12
 7,607,840.22     11.275     10.775        180         178            360            358           0           0           12
 3,038,819.49     11.258     10.758        180         178            360            358           0           0           12

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFML 2007-FFC

                   GROUP II FIXED RATE MORTGAGE LOANS (CONT.)

                                                               ORIGINAL       REMAINING
                                                             AMORTIZATION   AMORTIZATION    ORIGINAL   REMAINING    ORIGINAL
                                                                 TERM           TERM       INTEREST-   INTEREST-    MONTHS TO
                              NET     ORIGINAL   REMAINING       (LESS          (LESS         ONLY       ONLY      PREPAYMENT
   CURRENT      MORTGAGE   MORTGAGE     TERM        TERM       IO-TERM)       IO-TERM)        TERM       TERM        PENALTY
 BALANCE ($)     RATE(%)    RATE(%)   (MONTHS)    (MONTHS)     (MONTHS)       (MONTHS)      (MONTHS)    (MONTHS)   EXPIRATION
-------------   --------   --------   --------   ---------   ------------   ------------   ---------   ---------   ----------
   317,966.21     11.687     11.187        180         178            360            358           0           0           12
 8,647,291.52     11.502     11.002        180         178            360            358           0           0           12
 1,461,493.90     11.437     10.937        180         178            360            358           0           0           12
   238,906.74     11.547     11.047        180         178            360            358           0           0           12
   433,324.08     11.290     10.790        180         178            360            358           0           0           12
    58,983.48     11.250     10.750        180         177            360            357           0           0           12
 1,329,787.51     11.111     10.611        180         178            360            358           0           0           12
    14,406.29      9.550      9.050        180         178            360            358           0           0           24
    83,748.33     10.639     10.139        180         177            360            357           0           0           24
 1,259,020.73     11.090     10.590        180         178            360            358           0           0           24
 1,254,104.99     10.455      9.955        180         178            360            358           0           0           24
77,451,786.27     10.818     10.318        180         178            360            358           0           0           24
 2,357,900.18     11.423     10.923        180         178            360            358           0           0           24
   378,071.64     11.936     11.436        180         178            360            358           0           0           24
    50,847.82     10.887     10.387        180         178            360            358           0           0           24
   321,910.29     10.373      9.873        180         178            360            358           0           0           24
 9,376,798.14     10.667     10.167        180         178            360            358           0           0           24
   246,345.46     10.238      9.738        180         179            360            359           0           0           24
 1,802,158.43     10.524     10.024        180         178            360            358           0           0           24
    16,099.77     10.500     10.000        180         179            360            359           0           0           24
   192,325.86     10.506     10.006        180         178            360            358           0           0           24
    95,286.02     10.967     10.467        180         177            360            357           0           0           24
    23,768.02      9.850      9.350        180         179            360            359           0           0           24
   509,138.31     10.693     10.193        180         178            360            358           0           0           24
 9,803,171.47     10.110      9.610        180         178            360            358           0           0           24
 1,611,382.28     12.409     11.909        180         179            480            479           0           0           12
 7,363,711.13     11.927     11.427        180         178            480            478           0           0           12
 1,767,502.29     12.131     11.631        180         178            480            478           0           0           12
 3,505,704.47     11.982     11.482        180         178            480            478           0           0           12
 1,485,671.58     12.010     11.510        180         179            480            479           0           0           12
    49,503.91     13.300     12.800        180         178            480            478           0           0           12
   216,190.04     11.216     10.716        180         177            480            477           0           0           12
    32,682.08     13.100     12.600        180         178            480            478           0           0           12
   287,156.39     11.878     11.378        180         178            480            478           0           0           24
   907,802.23     11.327     10.827        180         178            480            478           0           0           24
83,217,997.63     11.469     10.969        180         178            480            478           0           0           24
 1,852,465.06     11.816     11.316        180         178            480            478           0           0           24
   182,057.03     11.700     11.200        180         178            480            478           0           0           24
   125,540.77     11.712     11.212        180         179            480            479           0           0           24
   497,069.49     11.262     10.762        180         178            480            478           0           0           24
11,513,332.40     11.170     10.670        180         178            480            478           0           0           24
 1,292,555.87     10.656     10.156        180         178            480            478           0           0           24
    61,324.73     10.452      9.952        180         178            480            478           0           0           24
   284,255.91      9.810      9.310        180         176            480            476           0           0           24
   170,398.73     10.101      9.601        180         178            480            478           0           0           24
 3,943,342.26     10.779     10.279        180         178            480            478           0           0           24
   639,837.09     11.591     11.091        240         238            360            358           0           0           12
 3,394,878.76     11.297     10.797        240         238            360            358           0           0           12
   980,288.37     11.200     10.700        240         238            360            358           0           0           12
 1,764,543.73     11.299     10.799        240         238            360            358           0           0           12
   695,497.63     11.176     10.676        240         238            360            358           0           0           12
    76,677.24     13.150     12.650        240         237            360            357           0           0           12

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFML 2007-FFC

                   GROUP II FIXED RATE MORTGAGE LOANS (CONT.)

                                                               ORIGINAL       REMAINING
                                                             AMORTIZATION   AMORTIZATION    ORIGINAL   REMAINING    ORIGINAL
                                                                 TERM           TERM       INTEREST-   INTEREST-    MONTHS TO
                              NET     ORIGINAL   REMAINING       (LESS          (LESS         ONLY       ONLY      PREPAYMENT
   CURRENT      MORTGAGE   MORTGAGE     TERM        TERM       IO-TERM)       IO-TERM)        TERM       TERM        PENALTY
 BALANCE ($)     RATE(%)    RATE(%)   (MONTHS)    (MONTHS)     (MONTHS)       (MONTHS)      (MONTHS)    (MONTHS)   EXPIRATION
-------------   --------   --------   --------   ---------   ------------   ------------   ---------   ---------   ----------
    58,062.22     10.600     10.100        240         239            360            359           0           0           12
   222,636.11     11.334     10.834        240         238            360            358           0           0           12
   244,045.68     12.157     11.657        240         237            360            357           0           0           24
   454,538.07     10.164      9.664        240         237            360            357           0           0           24
34,781,895.08     11.004     10.504        240         238            360            358           0           0           24
 2,221,174.69     11.477     10.977        240         238            360            358           0           0           24
   312,286.98     10.238      9.738        240         237            360            357           0           0           24
   155,692.07     11.020     10.520        240         238            360            358           0           0           24
   391,019.89     10.704     10.204        240         238            360            358           0           0           24
10,126,000.92     10.549     10.049        240         238            360            358           0           0           24
   136,503.89     10.450      9.950        240         240            360            360           0           0           24
    27,286.92      9.350      8.850        240         237            360            357           0           0           24
 1,590,008.27     10.531     10.031        240         238            360            358           0           0           24
   256,665.77      8.750      8.250        240         239            360            359           0           0           24
    94,102.83     10.588     10.088        240         238            360            358           0           0           24
   450,375.57     10.071      9.571        240         238            360            358           0           0           24
   157,275.63     10.684     10.184        240         238            360            358           0           0           24
 5,613,016.99      9.937      9.437        240         238            360            358           0           0           24
    35,192.34      8.950      8.450        120         118            120            118           0           0           24
    33,310.50      9.737      9.237        120         117            120            117           0           0           24
   168,849.26     12.000     11.500        180         178            180            178           0           0           12
    97,559.31     10.105      9.605        180         178            180            178           0           0           24
    20,144.83     11.500     11.000        180         178            180            178           0           0           24
    19,610.42     13.000     12.500        180         179            180            179           0           0           24
    48,064.75     12.700     12.200        180         179            180            179           0           0           24
    52,390.58     10.950     10.450        180         179            180            179           0           0           24
    22,438.38      9.850      9.350        180         178            180            178           0           0           24
    78,826.19     11.100     10.600        240         239            240            239           0           0           12
    14,296.72     11.150     10.650        240         238            240            238           0           0           12
    18,168.48     12.150     11.650        240         239            240            239           0           0           12
   431,547.16     11.103     10.603        240         238            240            238           0           0           24
   179,339.20      9.850      9.350        240         239            240            239           0           0           24
    66,442.71     10.800     10.300        240         238            240            238           0           0           24
   100,933.77      9.959      9.459        240         238            240            238           0           0           24
    32,946.73      9.850      9.350        240         238            240            238           0           0           24
   610,345.86      9.986      9.486        240         238            240            238           0           0           24
   277,911.13     11.363     10.863        120         117            360            357           0           0            0
    57,639.83     11.400     10.900        120         117            360            357           0           0            0
   337,883.50     11.713     11.213        120         118            360            358           0           0            0
    12,112.32     11.750     11.250        120         119            360            359           0           0            0
   614,670.54     10.933     10.433        120         116            360            356           0           0            0
    40,921.06     11.350     10.850        120         117            360            357           0           0            0
    24,785.47     11.500     11.000        120         117            360            357           0           0            0
   167,196.68     12.048     11.548        120         118            360            358           0           0            0
    63,541.60     10.071      9.571        120         119            360            359           0           0            0
   107,954.92     12.450     11.950        180         177            360            357           0           0            0
    90,715.22     10.386      9.886        180         178            360            358           0           0            0
38,274,212.07     11.387     10.887        180         177            360            357           0           0            0
 2,177,212.84     11.295     10.795        180         177            360            357           0           0            0
10,288,177.62     11.435     10.935        180         177            360            357           0           0            0
 1,151,749.96     11.906     11.406        180         178            360            358           0           0            0
34,751,761.81     11.153     10.653        180         177            360            357           0           0            0

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFML 2007-FFC

                   GROUP II FIXED RATE MORTGAGE LOANS (CONT.)

                                                               ORIGINAL       REMAINING
                                                             AMORTIZATION   AMORTIZATION    ORIGINAL   REMAINING    ORIGINAL
                                                                 TERM           TERM       INTEREST-   INTEREST-    MONTHS TO
                              NET     ORIGINAL   REMAINING       (LESS          (LESS         ONLY       ONLY      PREPAYMENT
   CURRENT      MORTGAGE   MORTGAGE     TERM        TERM       IO-TERM)       IO-TERM)        TERM       TERM        PENALTY
 BALANCE ($)     RATE(%)    RATE(%)   (MONTHS)    (MONTHS)     (MONTHS)       (MONTHS)      (MONTHS)    (MONTHS)   EXPIRATION
-------------   --------   --------   --------   ---------   ------------   ------------   ---------   ---------   ----------
   496,979.23     10.702     10.202        180         177            360            357           0           0            0
   182,515.28     11.062     10.562        180         176            360            356           0           0            0
 1,041,261.24     11.420     10.920        180         178            360            358           0           0            0
 2,489,944.62     10.382      9.882        180         177            360            357           0           0            0
   106,603.77     10.208      9.708        180         178            360            358           0           0            0
   468,478.99     11.835     11.335        180         178            360            358           0           0            0
 4,466,959.68     10.746     10.246        180         177            360            357           0           0            0
    38,594.92     10.522     10.022        180         177            360            357           0           0            0
    98,887.84     11.560     11.060        180         177            360            357           0           0            0
 2,036,234.51     10.582     10.082        180         177            360            357           0           0            0
21,719,685.43     11.737     11.237        180         178            480            478           0           0            0
   871,121.52     11.443     10.943        180         178            480            478           0           0            0
 5,511,577.05     11.644     11.144        180         177            480            477           0           0            0
   909,698.89     12.354     11.854        180         178            480            478           0           0            0
16,552,567.10     11.511     11.011        180         177            480            477           0           0            0
   351,751.43     10.908     10.408        180         178            480            478           0           0            0
    78,430.58     11.469     10.969        180         178            480            478           0           0            0
 1,060,481.68     11.961     11.461        180         177            480            477           0           0            0
   712,950.34     10.617     10.117        180         178            480            478           0           0            0
   192,006.74     11.481     10.981        180         178            480            478           0           0            0
 1,281,792.70     10.867     10.367        180         177            480            477           0           0            0
    27,644.16      9.350      8.850        180         175            480            475           0           0            0
   421,425.94     10.698     10.198        180         177            480            477           0           0            0
    39,957.27     10.400      9.900        240         237            360            357           0           0            0
23,635,270.49     10.798     10.298        240         237            360            357           0           0            0
   778,381.50     11.432     10.932        240         237            360            357           0           0            0
 3,011,733.74     11.067     10.567        240         237            360            357           0           0            0
    85,344.52     12.193     11.693        240         238            360            358           0           0            0
29,370,514.91     10.866     10.366        240         237            360            357           0           0            0
   339,703.05     11.711     11.211        240         239            360            359           0           0            0
    43,243.86     11.000     10.500        240         239            360            359           0           0            0
 2,035,749.27     10.986     10.486        240         238            360            358           0           0            0
 1,906,311.50      9.885      9.385        240         237            360            357           0           0            0
   278,939.63     11.174     10.674        240         236            360            356           0           0            0
    91,309.62     10.820     10.320        240         236            360            356           0           0            0
   182,646.05     10.850     10.350        240         239            360            359           0           0            0
 6,333,592.10     10.237      9.737        240         237            360            357           0           0            0
   183,908.30     10.381      9.881        240         237            360            357           0           0            0
 1,144,738.93     10.224      9.724        240         238            360            358           0           0            0
   247,857.41     10.650     10.150        120         117            120            117           0           0            0
    16,261.73      9.850      9.350        180         177            180            177           0           0            0
    74,705.14     12.021     11.521        180         177            180            177           0           0            0
    16,308.20     11.650     11.150        180         178            180            178           0           0            0
    30,644.34      9.750      9.250        180         178            180            178           0           0            0
   638,669.34     11.669     11.169        240         236            240            236           0           0            0
    41,065.81     12.550     12.050        240         237            240            237           0           0            0
    11,514.08     12.990     12.490        240         236            240            236           0           0            0
   482,511.26     11.689     11.189        240         238            240            238           0           0            0
    27,322.55      9.800      9.300        240         237            240            237           0           0            0
   329,421.90     10.411      9.911        240         238            240            238           0           0            0
   120,017.46     10.646     10.146        240         237            240            237           0           0            0
   166,638.37     10.269      9.769        240         238            240            238           0           0            0

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFML 2007-FFC

                       CLASS A-1 AVAILABLE FUNDS CAP TABLE

           PAYMENT     AVAIL. FUNDS     AVAIL. FUNDS
PERIOD      DATE      CAP (%) (1)(2)   CAP (%) (1)(3)
------   ----------   --------------   --------------
   1      6/25/2007       12.892           12.892
   2      7/25/2007       11.611           11.611
   3      8/25/2007       11.264           11.264
   4      9/25/2007       11.303           11.303
   5     10/25/2007       11.732           11.732
   6     11/25/2007       11.392           11.392
   7     12/25/2007       11.832           11.832
   8      1/25/2008       11.499           11.499
   9      2/25/2008       11.560           11.560
  10      3/25/2008       12.446           12.446
  11      4/25/2008       11.698           11.698
  12      5/25/2008       12.174           12.174
  13      6/25/2008       11.853           11.853
  14      7/25/2008       12.342           12.342
  15      8/25/2008       12.023           12.023
  16      9/25/2008       12.115           12.115
  17     10/25/2008       12.627           12.627
  18     11/25/2008       12.314           12.314
  19     12/25/2008       12.844           12.844
  20      1/25/2009       12.535           12.535
  21      2/25/2009       12.654           12.654
  22      3/25/2009       14.177           14.177

           PAYMENT     AVAIL. FUNDS     AVAIL. FUNDS
PERIOD      DATE      CAP (%) (1)(2)   CAP (%) (1)(3)
------   ----------   --------------   --------------
  23      4/25/2009       12.915           12.915
  24      5/25/2009       13.501           13.501
  25      6/25/2009       13.207           13.207
  26      7/25/2009       13.821           13.821
  27      8/25/2009       13.537           13.537
  28      9/25/2009       13.717           13.717
  29     10/25/2009       14.381           14.381
  30     11/25/2009       14.114           14.114
  31     12/25/2009       14.819           14.819
  32      1/25/2010       14.567           14.567
  33      2/25/2010       14.818           14.818
  34      3/25/2010       16.730           16.730
  35      4/25/2010       15.377           15.377
  36      5/25/2010       16.220           16.220
  37      6/25/2010       16.026           16.026
  38      7/25/2010       15.969           15.969
  39      8/25/2010       14.886           14.886
  40      9/25/2010       14.347           14.347
  41     10/25/2010       14.296           14.296
  42     11/25/2010       13.324           13.324
  43     12/25/2010       13.277           13.277
  44      1/25/2011       12.766           12.766

           PAYMENT     AVAIL. FUNDS     AVAIL. FUNDS
PERIOD      DATE      CAP (%) (1)(2)   CAP (%) (1)(3)
------   ----------   --------------   --------------
  45      2/25/2011       12.766           12.766
  46      3/25/2011       14.160           14.160
  47      4/25/2011       12.766           12.766
  48      5/25/2011       13.199           13.199
  49      6/25/2011       12.766           12.766
  50      7/25/2011       13.199           13.199
  51      8/25/2011       12.765           12.765
  52      9/25/2011       12.765           12.765
  53     10/25/2011       13.199           13.199
  54     11/25/2011       12.765           12.765
  55     12/25/2011       13.199           13.199
  56      1/25/2012       12.765           12.765
  57      2/25/2012       12.765           12.765
  58      3/25/2012       13.663           13.663
  59      4/25/2012       12.765           12.765
  60      5/25/2012       13.199           13.199
  61      6/25/2012       12.765           12.765
  62      7/25/2012       13.198           13.198

(1) Please refer to the definition of the Available Funds Cap for the Class A-1 Certificates on page 9.

(2) Assumes no losses, 10% optional termination, 100% PPC, which starts at 20% CPR in period 1, builds linearly to 35% CPR in period 12 and remains at 35% CPR thereafter, and 1 month LIBOR remains constant at 5.3210%.

(3) Assumes no losses, 10% optional termination, 100% PPC, which starts at 20% CPR in period 1, builds linearly to 35% CPR in period 12 and remains at 35% CPR thereafter, and 1 month LIBOR remains constant at 5.3210%, for the first Distribution Date and increases to 20.0000% for each Distribution Date thereafter.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFML 2007-FFC

                       CLASS A-2 AVAILABLE FUNDS CAP TABLE

           PAYMENT     AVAIL. FUNDS     AVAIL. FUNDS
PERIOD      DATE      CAP (%) (1)(2)   CAP (%) (1)(3)
------   ----------   --------------   --------------
   1      6/25/2007       12.847           12.847
   2      7/25/2007       11.571           11.571
   3      8/25/2007       11.225           11.225
   4      9/25/2007       11.264           11.264
   5     10/25/2007       11.692           11.692
   6     11/25/2007       11.354           11.354
   7     12/25/2007       11.793           11.793
   8      1/25/2008       11.461           11.461
   9      2/25/2008       11.523           11.523
  10      3/25/2008       12.406           12.406
  11      4/25/2008       11.661           11.661
  12      5/25/2008       12.136           12.136
  13      6/25/2008       11.815           11.815
  14      7/25/2008       12.303           12.303
  15      8/25/2008       11.985           11.985
  16      9/25/2008       12.077           12.077
  17     10/25/2008       12.587           12.587
  18     11/25/2008       12.275           12.275
  19     12/25/2008       12.803           12.803
  20      1/25/2009       12.495           12.495
  21      2/25/2009       12.615           12.615
  22      3/25/2009       14.133           14.133

           PAYMENT     AVAIL. FUNDS     AVAIL. FUNDS
PERIOD      DATE      CAP (%) (1)(2)   CAP (%) (1)(3)
------   ----------   --------------   --------------
  23      4/25/2009       12.875           12.875
  24      5/25/2009       13.459           13.459
  25      6/25/2009       13.167           13.167
  26      7/25/2009       13.778           13.778
  27      8/25/2009       13.495           13.495
  28      9/25/2009       13.675           13.675
  29     10/25/2009       14.337           14.337
  30     11/25/2009       14.071           14.071
  31     12/25/2009       14.774           14.774
  32      1/25/2010       14.523           14.523
  33      2/25/2010       14.773           14.773
  34      3/25/2010       16.681           16.681
  35      4/25/2010       15.331           15.331
  36      5/25/2010       16.172           16.172
  37      6/25/2010       15.979           15.979
  38      7/25/2010       15.922           15.922
  39      8/25/2010       14.842           14.842
  40      9/25/2010       14.303           14.303
  41     10/25/2010       14.252           14.252
  42     11/25/2010       13.283           13.283
  43     12/25/2010       13.235           13.235
  44      1/25/2011       12.726           12.726

           PAYMENT     AVAIL. FUNDS     AVAIL. FUNDS
PERIOD      DATE      CAP (%) (1)(2)   CAP (%) (1)(3)
------   ----------   --------------   --------------
  45      2/25/2011       12.726           12.726
  46      3/25/2011       14.116           14.116
  47      4/25/2011       12.726           12.726
  48      5/25/2011       13.159           13.159
  49      6/25/2011       12.726           12.726
  50      7/25/2011       13.159           13.159
  51      8/25/2011       12.727           12.727
  52      9/25/2011       12.727           12.727
  53     10/25/2011       13.159           13.159
  54     11/25/2011       12.727           12.727
  55     12/25/2011       13.160           13.160
  56      1/25/2012       12.727           12.727
  57      2/25/2012       12.727           12.727
  58      3/25/2012       13.622           13.622
  59      4/25/2012       12.728           12.728
  60      5/25/2012       13.160           13.160
  61      6/25/2012       12.728           12.728
  62      7/25/2012       13.161           13.161

(1) Please refer to the definition of the Available Funds Cap for the Class A-2 Certificates on page 9.

(2) Assumes no losses, 10% optional termination, 100% PPC, which starts at 20% CPR in period 1, builds linearly to 35% CPR in period 12 and remains at 35% CPR thereafter, and 1 month LIBOR remains constant at 5.3210%.

(3) Assumes no losses, 10% optional termination, 100% PPC, which starts at 20% CPR in period 1, builds linearly to 35% CPR in period 12 and remains at 35% CPR thereafter, and 1 month LIBOR remains constant at 5.3210%, for the first Distribution Date and increases to 20.0000% for each Distribution Date thereafter.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFML 2007-FFC

                 CLASS M CERTIFICATES AVAILABLE FUNDS CAP TABLE

          PAYMENT     AVAIL. FUNDS     AVAIL. FUNDS
PERIOD      DATE      CAP (%) (1)(2)   CAP (%) (1)(3)
------   ----------   --------------   --------------
   1      6/25/2007       13.103           13.103
   2      7/25/2007       11.827           11.827
   3      8/25/2007       11.481           11.481
   4      9/25/2007       11.520           11.520
   5     10/25/2007       11.948           11.948
   6     11/25/2007       11.609           11.609
   7     12/25/2007       12.049           12.049
   8      1/25/2008       11.716           11.716
   9      2/25/2008       11.778           11.778
  10      3/25/2008       12.662           12.662
  11      4/25/2008       11.916           11.916
  12      5/25/2008       12.391           12.391
  13      6/25/2008       12.070           12.070
  14      7/25/2008       12.558           12.558
  15      8/25/2008       12.240           12.240
  16      9/25/2008       12.332           12.332
  17     10/25/2008       12.843           12.843
  18     11/25/2008       12.530           12.530
  19     12/25/2008       13.059           13.059
  20      1/25/2009       12.751           12.751
  21      2/25/2009       12.870           12.870
  22      3/25/2009       14.389           14.389

           PAYMENT     AVAIL. FUNDS     AVAIL. FUNDS
PERIOD      DATE      CAP (%) (1)(2)   CAP (%) (1)(3)
------   ----------   --------------   --------------
  23      4/25/2009       13.131           13.131
  24      5/25/2009       13.715           13.715
  25      6/25/2009       13.422           13.422
  26      7/25/2009       14.034           14.034
  27      8/25/2009       13.751           13.751
  28      9/25/2009       13.931           13.931
  29     10/25/2009       14.593           14.593
  30     11/25/2009       14.327           14.327
  31     12/25/2009       15.030           15.030
  32      1/25/2010       14.779           14.779
  33      2/25/2010       15.030           15.030
  34      3/25/2010       16.938           16.938
  35      4/25/2010       15.588           15.588
  36      5/25/2010       16.429           16.429
  37      6/25/2010       16.236           16.236
  38      7/25/2010       16.179           16.179
  39      8/25/2010       15.098           15.098
  40      9/25/2010       14.560           14.560
  41     10/25/2010       14.508           14.508
  42     11/25/2010       13.539           13.539
  43     12/25/2010       13.491           13.491
  44      1/25/2011       12.981           12.981

           PAYMENT     AVAIL. FUNDS     AVAIL. FUNDS
PERIOD      DATE      CAP (%) (1)(2)   CAP (%) (1)(3)
------   ----------   --------------   --------------
  45      2/25/2011       12.981           12.981
  46      3/25/2011       14.372           14.372
  47      4/25/2011       12.982           12.982
  48      5/25/2011       13.414           13.414
  49      6/25/2011       12.982           12.982
  50      7/25/2011       13.415           13.415
  51      8/25/2011       12.982           12.982
  52      9/25/2011       12.982           12.982
  53     10/25/2011       13.415           13.415
  54     11/25/2011       12.982           12.982
  55     12/25/2011       13.415           13.415
  56      1/25/2012       12.982           12.982
  57      2/25/2012       12.983           12.983
  58      3/25/2012       13.878           13.878
  59      4/25/2012       12.983           12.983
  60      5/25/2012       13.416           13.416
  61      6/25/2012       12.983           12.983
  62      7/25/2012       13.416           13.416

(1) Please refer to the definition of the Available Funds Cap for the Class M Certificates on page 9.

(2) Assumes no losses, 10% optional termination, 100% PPC, which starts at 20% CPR in period 1, builds linearly to 35% CPR in period 12 and remains at 35% CPR thereafter, and 1 month LIBOR remains constant at 5.3210%.

(3) Assumes no losses, 10% optional termination, 100% PPC, which starts at 20% CPR in period 1, builds linearly to 35% CPR in period 12 and remains at 35% CPR thereafter, and 1 month LIBOR remains constant at 5.3210%, for the first Distribution Date and increases to 20.0000% for each Distribution Date thereafter.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFML 2007-FFC

                 CLASS B CERTIFICATES AVAILABLE FUNDS CAP TABLE

           PAYMENT     AVAIL. FUNDS     AVAIL. FUNDS
PERIOD      DATE      CAP (%) (1)(2)   CAP (%) (1)(3)
------   ----------   --------------   --------------
   1      6/25/2007       11.793           11.793
   2      7/25/2007       11.827           11.827
   3      8/25/2007       11.863           11.863
   4      9/25/2007       11.904           11.904
   5     10/25/2007       11.948           11.948
   6     11/25/2007       11.996           11.996
   7     12/25/2007       12.049           12.049
   8      1/25/2008       12.107           12.107
   9      2/25/2008       12.171           12.171
  10      3/25/2008       12.240           12.240
  11      4/25/2008       12.313           12.313
  12      5/25/2008       12.391           12.391
  13      6/25/2008       12.473           12.473
  14      7/25/2008       12.558           12.558
  15      8/25/2008       12.648           12.648
  16      9/25/2008       12.743           12.743
  17     10/25/2008       12.843           12.843
  18     11/25/2008       12.948           12.948
  19     12/25/2008       13.059           13.059
  20      1/25/2009       13.176           13.176
  21      2/25/2009       13.299           13.299
  22      3/25/2009       13.430           13.430

           PAYMENT     AVAIL. FUNDS     AVAIL. FUNDS
PERIOD      DATE      CAP (%) (1)(2)   CAP (%) (1)(3)
------   ----------   --------------   --------------
  23      4/25/2009       13.568           13.568
  24      5/25/2009       13.715           13.715
  25      6/25/2009       13.870           13.870
  26      7/25/2009       14.034           14.034
  27      8/25/2009       14.209           14.209
  28      9/25/2009       14.395           14.395
  29     10/25/2009       14.593           14.593
  30     11/25/2009       14.805           14.805
  31     12/25/2009       15.030           15.030
  32      1/25/2010       15.272           15.272
  33      2/25/2010       15.531           15.531
  34      3/25/2010       15.808           15.808
  35      4/25/2010       16.107           16.107
  36      5/25/2010       16.429           16.429
  37      6/25/2010       16.777           16.777
  38      7/25/2010       16.179           16.179
  39      8/25/2010       15.601           15.601
  40      9/25/2010       15.045           15.045
  41     10/25/2010       14.508           14.508
  42     11/25/2010       13.990           13.990
  43     12/25/2010       13.491           13.491
  44      1/25/2011       13.414           13.414

           PAYMENT     AVAIL. FUNDS     AVAIL. FUNDS
PERIOD      DATE      CAP (%) (1)(2)   CAP (%) (1)(3)
------   ----------   --------------   --------------
  45      2/25/2011       13.414           13.414
  46      3/25/2011       13.414           13.414
  47      4/25/2011       13.414           13.414
  48      5/25/2011       13.414           13.414
  49      6/25/2011       13.415           13.415
  50      7/25/2011       13.415           13.415
  51      8/25/2011       13.415           13.415
  52      9/25/2011       13.415           13.415
  53     10/25/2011       13.415           13.415
  54     11/25/2011       13.415           13.415
  55     12/25/2011       13.415           13.415
  56      1/25/2012       13.415           13.415
  57      2/25/2012       13.415           13.415
  58      3/25/2012       13.415           13.415
  59      4/25/2012       13.416           13.416
  60      5/25/2012       13.416           13.416
  61      6/25/2012       13.416           13.416
  62      7/25/2012       13.416           13.416

(1) Available Funds Cap for the Class B Certificates is a per annum rate equal to the product of (i) the Class M Available Funds Cap and (ii) a fraction, the numerator of which is the actual number of days in the related Class M accrual period, and the denominator of which is 30.

(2) Assumes no losses, 10% optional termination, 100% PPC, which starts at 20% CPR in period 1, builds linearly to 35% CPR in period 12 and remains at 35% CPR thereafter, and 1 month LIBOR remains constant at 5.3210%.

(3) Assumes no losses, 10% optional termination, 100% PPC, which starts at 20% CPR in period 1, builds linearly to 35% CPR in period 12 and remains at 35% CPR thereafter, and 1 month LIBOR remains constant at 5.3210%, for the first Distribution Date and increases to 20.0000% for each Distribution Date thereafter.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFML 2007-FFC

                         DISCOUNT MARGIN TABLE (TO CALL)

                          0%             80%             100%            150%            200%
                    PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED
                    -------------   -------------   -------------   -------------   -------------
CLASS A-1
PRICE = 100.0000%
DISCOUNT MARGIN           22              22              22              22              22
WAL (YRS)               13.96            2.05            1.35            0.85            0.60
MOD DURN (YRS)           9.44            1.84            1.27            0.81            0.58
PRINCIPAL WINDOW    06/07 - 02/27   06/07 - 01/14   06/07 - 07/12   06/07 - 04/09   06/07 - 08/08

CLASS A-2A
PRICE = 100.0000%
DISCOUNT MARGIN           10              10              10              10              10
WAL (YRS)               13.42            1.26            1.00            0.65            0.47
MOD DURN (YRS)           9.27            1.19            0.96            0.63            0.46
PRINCIPAL WINDOW    06/07 - 03/22   06/07 - 02/10   06/07 - 07/09   06/07 - 09/08   06/07 - 04/08

CLASS A-2B
PRICE = 100.0000%
DISCOUNT MARGIN           32              32              32              32              32
WAL (YRS)               17.72            5.14            2.72            1.59            1.09
MOD DURN (YRS)          10.97            4.36            2.48            1.51            1.05
PRINCIPAL WINDOW    03/22 - 02/27   02/10 - 01/14   07/09 - 07/12   09/08 - 04/09   04/08 - 08/08

CLASS M-1
PRICE = 100.0000%
DISCOUNT MARGIN          300             300             300             300             300
WAL (YRS)               16.61            5.16            5.16            3.07            1.99
MOD DURN (YRS)           8.69            4.06            4.09            2.65            1.79
PRINCIPAL WINDOW    03/22 - 02/27   09/11 - 01/14   07/12 - 07/12   06/10 - 06/10   05/09 - 05/09

CLASS M-2
PRICE = 100.0000%
DISCOUNT MARGIN          350             350             350             350             350
WAL (YRS)               16.61            5.06            5.16            3.07            1.99
MOD DURN (YRS)           8.39            3.94            4.03            2.62            1.78
PRINCIPAL WINDOW    03/22 - 02/27   05/11 - 01/14   07/12 - 07/12   06/10 - 06/10   05/09 - 05/09

CLASS M-3
PRICE = 100.0000%
DISCOUNT MARGIN          450             450             450             450             450
WAL (YRS)               16.61            4.95            5.14            3.07            1.99
MOD DURN (YRS)           7.85            3.76            3.91            2.57            1.75
PRINCIPAL WINDOW    03/22 - 02/27   03/11 - 01/14   05/12 - 07/12   06/10 - 06/10   05/09 - 05/09

CLASS M-4
PRICE = 96.5814%
DISCOUNT MARGIN          503             551             550             593             653
WAL (YRS)               16.61            4.88            4.84            3.01            1.96
MOD DURN (YRS)           7.64            3.65            3.68            2.50            1.71
PRINCIPAL WINDOW    03/22 - 02/27   01/11 - 01/14   11/11 - 07/12   03/10 - 06/10   04/09 - 05/09

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFML 2007-FFC

                    DISCOUNT MARGIN TABLE (TO CALL) (CONT'D)

                          0%             80%             100%            150%            200%
                    PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED
                    -------------   -------------   -------------   -------------   -------------
CLASS B-1
PRICE = 80.0000%
YIELD                   10.12           13.42           13.61           16.72           21.14
WAL (YRS)               16.61            4.82            4.55            2.82            1.84
MOD DURN (YRS)           8.20            3.61            3.52            2.31            1.54
PRINCIPAL WINDOW    03/22 - 02/27   12/10 - 01/14   07/11 - 07/12   12/09 - 06/10   02/09 - 05/09

CLASS B-2
PRICE = 65.0000%
YIELD                   12.78           19.44           20.12           26.77           36.21
WAL (YRS)               16.61            4.78            4.35            2.68            1.76
MOD DURN (YRS)           7.29            3.33            3.19            2.07            1.37
PRINCIPAL WINDOW    03/22 - 02/27   10/10 - 01/14   04/11 - 07/12   11/09 - 06/10   01/09 - 05/09

CLASS B-3
PRICE = 55.0000%
YIELD                   15.18           24.68           25.93           35.91           50.13
WAL (YRS)               16.61            4.75            4.23            2.59            1.71
MOD DURN (YRS)           6.53            3.10            2.94            1.90            1.24
PRINCIPAL WINDOW    03/22 - 02/27   09/10 - 01/14   02/11 - 07/12   09/09 - 06/10   12/08 - 05/09

CLASS B-4
PRICE = 45.0000%
YIELD                   18.45           31.50           33.53           47.80           68.57
WAL (YRS)               16.61            4.73            4.12            2.53            1.66
MOD DURN (YRS)           5.61            2.83            2.67            1.72            1.11
PRINCIPAL WINDOW    03/22 - 02/27   09/10 - 01/14   12/10 - 07/12   08/09 - 06/10   11/08 - 05/09

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFML 2007-FFC

                       DISCOUNT MARGIN TABLE (TO MATURITY)

                          0%             80%             100%            150%            200%
                    PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED
                    -------------   -------------   -------------   -------------   -------------
CLASS A-1
PRICE = 100.0000%
DISCOUNT MARGIN           22              23              23              22              22
WAL (YRS)               13.96            2.24            1.42            0.85            0.60
MOD DURN (YRS)           9.44            1.96            1.32            0.81            0.58
PRINCIPAL WINDOW    06/07 - 03/27   06/07 - 02/22   06/07 - 08/19   06/07 - 04/09   06/07 - 08/08

CLASS A-2A
PRICE = 100.0000%
DISCOUNT MARGIN           10              10              10              10              10
WAL (YRS)               13.42            1.26            1.00            0.65            0.47
MOD DURN (YRS)           9.27            1.19            0.96            0.63            0.46
PRINCIPAL WINDOW    06/07 - 03/22   06/07 - 02/10   06/07 - 07/09   06/07 - 09/08   06/07 - 04/08

CLASS A-2B
PRICE = 100.0000%
DISCOUNT MARGIN           32              36              35              32              32
WAL (YRS)               17.73            6.08            3.05            1.59            1.09
MOD DURN (YRS)          10.97            4.92            2.69            1.51            1.05
PRINCIPAL WINDOW    03/22 - 03/27   02/10 - 02/22   07/09 - 08/19   09/08 - 04/09   04/08 - 08/08

CLASS M-1
PRICE = 100.0000%
DISCOUNT MARGIN          300             310             344             365             368
WAL (YRS)               16.62            5.78            8.24            6.22            3.96
MOD DURN (YRS)           8.69            4.36            5.77            4.68            3.26
PRINCIPAL WINDOW    03/22 - 03/27   09/11 - 07/21   11/14 - 04/18   09/12 - 08/14   10/10 - 12/11

CLASS M-2
PRICE = 100.0000%
DISCOUNT MARGIN          350             360             377             390             392
WAL (YRS)               16.62            5.67            6.75            4.47            2.87
MOD DURN (YRS)           8.40            4.22            4.92            3.57            2.46
PRINCIPAL WINDOW    03/22 - 03/27   05/11 - 05/21   03/13 - 03/18   02/11 - 10/13   10/09 - 06/11

CLASS M-3
PRICE = 100.0000%
DISCOUNT MARGIN          450             454             454             457             457
WAL (YRS)               16.62            5.56            5.78            3.66            2.37
MOD DURN (YRS)           7.85            4.01            4.24            2.97            2.04
PRINCIPAL WINDOW    03/22 - 03/27   03/11 - 02/21   05/12 - 01/18   07/10 - 09/13   06/09 - 05/11

CLASS M-4
PRICE = 96.5814%
DISCOUNT MARGIN          503             548             547             587             642
WAL (YRS)               16.62            5.48            5.31            3.30            2.15
MOD DURN (YRS)           7.64            3.89            3.91            2.68            1.85
PRINCIPAL WINDOW    03/22 - 03/27   01/11 - 10/20   11/11 - 10/17   03/10 - 07/13   04/09 - 04/11

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFML 2007-FFC

                  DISCOUNT MARGIN TABLE (TO MATURITY) (CONT'D)

                          0%             80%             100%            150%            200%
                    PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED
                    -------------   -------------   -------------   -------------   -------------
CLASS B-1
PRICE = 80.0000%
YIELD                   10.12           13.09           13.28           16.13           20.19
WAL (YRS)               16.62            5.42            5.00            3.09            2.02
MOD DURN (YRS)           8.21            3.81            3.72            2.47            1.66
PRINCIPAL WINDOW    03/22 - 03/27   12/10 - 06/20   07/11 - 07/17   12/09 - 05/13   02/09 - 03/11

CLASS B-2
PRICE = 65.0000%
YIELD                   12.78           18.86           19.45           25.56           34.23
WAL (YRS)               16.62            5.36            4.80            2.95            1.93
MOD DURN (YRS)           7.29            3.44            3.33            2.20            1.46
PRINCIPAL WINDOW    03/22 - 03/27   10/10 - 02/20   04/11 - 03/17   11/09 - 03/13   01/09 - 02/11

CLASS B-3
PRICE = 55.0000%
YIELD                   15.18           23.96           25.04           34.22           47.31
WAL (YRS)               16.62            5.32            4.67            2.86            1.87
MOD DURN (YRS)           6.53            3.17            3.05            1.99            1.31
PRINCIPAL WINDOW    03/22 - 03/27   09/10 - 09/19   02/11 - 12/16   09/09 - 01/13   12/08 - 01/11

CLASS B-4
PRICE = 45.0000%
YIELD                   18.45           30.67           32.43           45.64           64.82
WAL (YRS)               16.62            5.28            4.55            2.78            1.82
MOD DURN (YRS)           5.61            2.87            2.74            1.79            1.16
PRINCIPAL WINDOW    03/22 - 03/27   09/10 - 04/19   12/10 - 08/16   08/09 - 11/12   11/08 - 11/10

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFML 2007-FFC

                               BREAKEVEN CDR TABLE

The tables below display the Constant Default Rate ("CDR"), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown. Calculations are run to maturity at forward LIBOR. Other assumptions include: (1) prepayment speed at 100% PPC, which starts at 20% CPR in period 1, builds linearly to 35% CPR in period 12 and remains at 35% CPR thereafter, (2) 0 month lag from default to loss, (3) 100% P&I advancing, (4) triggers fail (i.e., no OC stepdown) and (5) 100% loss severity:

                           FORWARD LIBOR
                        100% LOSS SEVERITY
                        ------------------
CLASS M-1   CDR Break         18.50%
            Cum Loss          33.96%
                              -----
CLASS M-2   CDR Break         16.63%
            Cum Loss          31.33%
                              -----
CLASS M-3   CDR Break         15.01%
            Cum Loss          28.95%
                              -----
CLASS M-4   CDR Break         13.66%
            Cum Loss          26.87%
                              -----
CLASS B-1   CDR Break         12.33%
            Cum Loss          24.74%
                              -----
CLASS B-2   CDR Break         11.28%
            Cum Loss          23.00%
                              -----
CLASS B-3   CDR Break         10.28%
            Cum Loss          21.29%
                              -----
CLASS B-4   CDR Break          9.38%
            Cum Loss          19.70%
                              -----

                               (PERFORMANCE GRAPH)

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFML 2007-FFC

                                  EXCESS SPREAD

The table below displays excess spread in bps. Calculations are run to call at both static (1ML = 5.321%) and forward LIBOR. Excess spread means the per annum rate equal to 12 times the quotient of (x) the difference between (a) the sum of the total scheduled interest of the mortgage loans based on the Net Mortgage Rates in effect on the related due date, minus the sum of the total interest due on the Certificates and the Certificate Guaranty Insurance Policy premium, divided by (y) the aggregate principal balance of the Certificates as of the first day of the applicable accrual period. Other assumptions include: (1) prepayment speed is 100% PPC, which starts at 20% CPR in period 1, builds linearly to 35% CPR in period 12 and remains at 35% CPR thereafter, (2) no defaults and no losses:

             EXCESS SPREAD IN BPS   EXCESS SPREAD IN BPS
  PERIOD        (STATIC LIBOR)         (FORWARD LIBOR)
  ------     --------------------   --------------------
Avg yr1(1)            563                    574
Avg yr2               618                    662
Avg yr3               735                    770
Avg yr4               602                    625
Avg yr5               474                    498

         EXCESS SPREAD IN BPS   1 MONTH FORWARD   EXCESS SPREAD IN BPS
PERIOD      (STATIC LIBOR)           LIBOR           (FORWARD LIBOR)
------   --------------------   ---------------   --------------------
   1               *                5.3210%                 *
   2              557               5.3270%                557
   3              541               5.3500%                538
   4              543               5.3050%                545
   5              564               5.2670%                569
   6              549               5.2630%                554
   7              570               5.2440%                577
   8              555               5.1970%                566
   9              559               5.1340%                575
  10              599               5.0730%                619
  11              567               5.0190%                594
  12              589               4.9700%                619
  13              576               4.9230%                611
  14              599               4.8790%                636
  15              586               4.8400%                627
  16              591               4.8070%                635
  17              615               4.7830%                659
  18              603               4.7650%                649
  19              627               4.7510%                672
  20              616               4.7420%                663
  21              623               4.7360%                670
  22              683               4.7340%                725
  23              638               4.7340%                684
  24              664               4.7360%                708
  25              655               4.7410%                699
  26              682               4.7470%                723
  27              675               4.7550%                717
  28              687               4.7640%                727
  29              716               4.7740%                753
  30              713               4.7850%                749
  31              743               4.7960%                777
  32              742               4.8070%                775
  33              758               4.8180%                789
  34              823               4.8300%                850
  35              794               4.8400%                822

         EXCESS SPREAD IN BPS   1 MONTH FORWARD   EXCESS SPREAD IN BPS
PERIOD      (STATIC LIBOR)           LIBOR           (FORWARD LIBOR)
------   --------------------   ---------------   --------------------
  36              830               4.8500%                855
  37              836               4.8590%                860
  38              791               4.8680%                814
  39              718               4.8770%                742
  40              663               4.8860%                685
  41              624               4.8950%                646
  42              557               4.9040%                579
  43              522               4.9120%                543
  44              497               4.9200%                518
  45              493               4.9280%                515
  46              540               4.9350%                560
  47              486               4.9410%                509
  48              500               4.9470%                523
  49              478               4.9510%                502
  50              493               4.9570%                517
  51              469               4.9630%                494
  52              465               4.9690%                490
  53              482               4.9770%                507
  54              455               4.9850%                481
  55              475               4.9950%                500
  56              455               5.0050%                480
  57              458               5.0160%                482
  58              506               5.0290%                528
  59              463               5.0420%                486
  60              489               5.0560%                510
  61              470               5.0720%                490
  62              495               5.0860%                513

(1)  Year 1 Average is calculated from periods 2 to 12.

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

AGGREGATE MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance   $884,223,882
Aggregate Original Principal Balance      $884,990,824
Number of Mortgage Loans                        15,812

                                MINIMUM    MAXIMUM   AVERAGE (1)
                                -------   --------   -----------
Original Principal Balance      $10,000   $330,000     $55,970
Outstanding Principal Balance   $   140   $329,304     $55,921

                                                       WEIGHTED
                                MINIMUM    MAXIMUM   AVERAGE (2)
                                -------   --------   -----------
Original Term (mos)                120        240         194
Stated remaining Term (mos)        113        240         191
Loan Age (mos)                       0          8           3
Current Interest Rate            7.700%    15.350%     11.025%
Combined Loan-to-Value           19.08%    100.00%      99.53%
Credit Score (3)                   586        819         666

                                 EARLIEST      LATEST
                                ----------   ----------
Maturity Date                   10/01/2016   05/01/2027

                                 PERCENT OF
                                MORTGAGE POOL
                                -------------
LIEN POSITION
1st Lien                             0.00%
2nd Lien                           100.00%

OCCUPANCY
Primary                            100.00%
Second Home                          0.00%
Investment                           0.00%

LOAN TYPE
Fixed Rate                         100.00%
ARM                                  0.00%

AMORTIZATION TYPE
Fully Amortizing                     0.78%
10/30 Balloon                        0.59%
15/30 Balloon                       44.92%
20/30 Balloon                       23.58%
15/40 Balloon                       30.12%

                                 PERCENT OF
                                MORTGAGE POOL
                                -------------
YEAR OF ORIGINATION
2006                                35.35%
2007                                64.65%

LOAN PURPOSE
Purchase                            92.95%
Refinance - Rate/Term                1.23%
Refinance - Cashout                  5.82%

PROPERTY TYPE
Single Family                       61.16%
Condominium                          7.75%
Planned Unit Development            24.36%
Two- to Four-Family                  6.73%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                                     AGGREGATE                                   AVERAGE
                           NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE    AVERAGE   PERCENT
RANGE OF                  MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-     FULL
MORTGAGE RATES              LOANS       ($)      POOL (%)     (%)      SCORE       ($)      CLTV (%)  INCOME (%)  DOC (%)
--------------            --------  -----------  --------  --------  --------  -----------  --------  ----------  -------
7.501% to 8.000%               14       806,804     0.09     7.855      719       57,629      85.11      42.02     100.00
8.001% to 8.500%               46     2,928,294     0.33     8.279      711       63,659      91.87      35.47     100.00
8.501% to 9.000%              903    35,578,291     4.02     8.807      674       39,400      98.59      42.27      90.01
9.001% to 9.500%              631    42,383,397     4.79     9.307      715       67,169      98.18      41.64      94.05
9.501% to 10.000%           2,410   114,518,959    12.95     9.799      684       47,518      99.52      43.45      78.28
10.001% to 10.500%          1,704   110,978,217    12.55    10.293      694       65,128      99.41      43.97      58.38
10.501% to 11.000%          2,037   130,245,454    14.73    10.783      678       63,940      99.63      43.27      54.71
11.001% to 11.500%          2,219   129,352,969    14.63    11.270      661       58,293      99.71      43.81      54.04
11.501% to 12.000%          2,282   125,460,631    14.19    11.767      647       54,978      99.82      45.08      55.12
12.001% to 12.500%          2,072   116,483,462    13.17    12.285      637       56,218      99.89      46.25      59.58
12.501% to 13.000%            995    51,805,068     5.86    12.738      628       52,065      99.82      47.58      76.49
13.001% to 13.500%            394    18,737,419     2.12    13.229      622       47,557      99.96      48.71      88.09
13.501% to 14.000%             74     3,569,126     0.40    13.688      625       48,231      99.98      47.91      89.42
14.001% to 14.500%             24     1,028,948     0.12    14.269      621       42,873     100.00      47.51      80.96
14.501% >=                      7       346,840     0.04    14.991      617       49,549     100.00      46.77      70.01
                           ------   -----------   ------    ------      ---       ------     ------      -----     ------
TOTAL:                     15,812   884,223,882   100.00    11.025      666       55,921      99.53      44.36      64.48
                           ======   ===========   ======    ======      ===       ======     ======      =====     ======

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 7.700% per annum to 15.350% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 11.025% per annum.

REMAINING MONTHS TO STATED MATURITY

                                     AGGREGATE                                   AVERAGE
                           NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE    AVERAGE   PERCENT
RANGE OF                  MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-     FULL
REMAINING TERMS (MONTHS)    LOANS       ($)      POOL (%)     (%)      SCORE       ($)      CLTV (%)  INCOME (%)  DOC (%)
------------------------  --------  -----------  --------  --------  --------  -----------  --------  ----------  -------
<= 120                        113     5,621,940     0.64    10.976      661       49,752      99.82      43.86     61.27
169 to 180                 12,172   664,793,692    75.18    11.113      663       54,617      99.61      44.44     64.07
229 to 240                  3,527   213,808,250    24.18    10.753      675       60,620      99.29      44.12     65.86
                           ------   -----------   ------    ------      ---       ------      -----      -----     -----
TOTAL:                     15,812   884,223,882   100.00    11.025      666       55,921      99.53      44.36     64.48
                           ======   ===========   ======    ======      ===       ======      =====      =====     =====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 113 months to 240 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 191 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                                                                                                   WEIGHTED
                           NUMBER      AGGREGATE                             WEIGHTED      AVERAGE      WEIGHTED   AVERAGE
RANGE OF ORIGINAL            OF        PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL      AVERAGE   DEBT-TO-  PERCENT
MORTGAGE LOAN PRINCIPAL   MORTGAGE      BALANCE       MORTGAGE     AVERAGE    CREDIT       BALANCE      ORIGINAL    INCOME     FULL
BALANCES                   LOANS    OUTSTANDING ($)   POOL (%)   COUPON (%)   SCORE    OUTSTANDING ($)  CLTV (%)     (%)     DOC (%)
-----------------------   --------  ---------------  ----------  ----------  --------  ---------------  --------  ---------  -------
$50,000 or less             9,334     297,383,312       33.63      10.994      651          31,860       99.61      44.15     78.14
$50,001 to $100,000         4,611     318,580,523       36.03      11.171      666          69,091       99.63      44.94     58.49
$100,001 to $150,000        1,358     164,098,008       18.56      11.165      677         120,838       99.58      44.80     46.90
$150,001 to $200,000          306      52,803,193        5.97      10.785      678         172,559       99.22      42.94     66.94
$200,001 to $250,000          110      25,002,499        2.83      10.278      691         227,295       98.63      41.86     67.83
$250,001 to $300,000           90      25,382,676        2.87       9.964      704         282,030       98.91      41.74     83.64
$300,001 to $350,000            3         973,670        0.11       9.387      682         324,557       93.24      50.00    100.00
                           ------     -----------      ------      ------      ---         -------       -----      -----    ------
TOTAL:                     15,812     884,223,882      100.00      11.025      666          55,921       99.53      44.36     64.48
                           ======     ===========      ======      ======      ===         =======       =====      =====    ======

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $140 to approximately $329,304 and the average outstanding principal balance of the Mortgage Loans was approximately $55,921.

PRODUCT TYPES

                                     AGGREGATE
                           NUMBER    PRINCIPAL                           WEIGHTED     AVERAGE        WEIGHTED   WEIGHTED
                             OF       BALANCE    PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL       AVERAGE   AVERAGE    PERCENT
                          MORTGAGE  OUTSTANDING   MORTGAGE    AVERAGE     CREDIT       BALANCE       ORIGINAL   DEBT-TO-     FULL
PRODUCT TYPES              LOANS        ($)       POOL (%)   COUPON (%)   SCORE    OUTSTANDING ($)   CLTV (%)  INCOME (%)  DOC (%)
-------------             --------  -----------  ----------  ----------  --------  ---------------  ---------  ----------  -------
Balloon - 10/30               106     5,221,329     0.59       11.031      657          49,258         99.83      44.03     64.16
Balloon - 15/40             4,311   266,363,564    30.12       11.398      659          61,787         99.54      45.14     66.22
Balloon - 20/30             3,377   208,472,884    23.58       10.755      675          61,733         99.30      44.15     65.74
10 Year Fixed Loans             7       400,610     0.05       10.256      715          57,230         99.70      41.69     23.50
15 Year Fixed Loans            38     1,195,658     0.14       11.129      645          31,465         99.71      44.36     70.04
15/30 Balloon Loans         7,823   397,234,471    44.92       10.922      666          50,778         99.65      43.97     62.60
20 Year Fixed Loans           150     5,335,366     0.60       10.693      662          35,569         98.95      43.11     70.53
                            -----   -----------   ------       ------      ---          ------         -----      -----     -----
TOTAL:                      5,812   884,223,882   100.00       11.025      666          55,921         99.53      44.36     64.48
                            =====   ===========   ======       ======      ===          ======         =====      =====     =====

AMORTIZATION TYPE

                                     AGGREGATE
                           NUMBER    PRINCIPAL                           WEIGHTED      AVERAGE       WEIGHTED  WEIGHTED
                             OF       BALANCE    PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL      AVERAGE    AVERAGE   PERCENT
                          MORTGAGE  OUTSTANDING   MORTGAGE     AVERAGE    CREDIT       BALANCE      ORIGINAL   DEBT-TO-    FULL
AMORTIZATION TYPE           LOANS        ($)      POOL (%)   COUPON (%)   SCORE    OUTSTANDING ($)  CLTV (%)  INCOME (%)  DOC (%)
-----------------         --------  -----------  ----------  ----------  --------  ---------------  --------  ----------  -------
Fully Amortizing              195     6,931,634      0.78      10.743       662         35,547        99.13      43.25     67.73
Balloon                    15,617   877,292,247     99.22      11.028       666         56,175        99.53      44.36     64.46
                           ------   -----------    ------      ------       ---         ------        -----      -----     -----
TOTAL:                     15,812   884,223,882    100.00      11.025       666         55,921        99.53      44.36     64.48
                           ======   ===========    ======      ======       ===         ======        =====      =====     =====

ADJUSTMENT TYPE

                                     AGGREGATE
                           NUMBER    PRINCIPAL                           WEIGHTED     AVERAGE       WEIGHTED   WEIGHTED
                             OF       BALANCE    PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL      AVERAGE    AVERAGE   PERCENT
                          MORTGAGE  Outstanding   MORTGAGE     AVERAGE    CREDIT      BALANCE       ORIGINAL    DEBT-TO-   FULL
ADJUSTMENT TYPE             LOANS       ($)        POOL (%)  COUPON (%)    SCORE   OUTSTANDING ($)  CLTV (%)  INCOME (%)  DOC (%)
---------------           --------  -----------  ----------  ----------  --------  ---------------  --------  ----------  -------
Fixed Rate                 15,812   884,223,882    100.00      11.025      666          55,921        99.53      44.36     64.48
                           ------   -----------    ------      ------      ---          ------        -----      -----     -----
TOTAL:                     15,812   884,223,882    100.00      11.025      666          55,921        99.53      44.36     64.48
                           ======   ===========    ======      ======      ===          ======        =====      =====     =====

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                     AGGREGATE
                           NUMBER    PRINCIPAL                           WEIGHTED      AVERAGE      WEIGHTED   WEIGHTED
                             OF       BALANCE    PERCENT OF   WEIGHTED   AVERAGE      PRINCIPAL      AVERAGE    AVERAGE   PERCENT
GEOGRAPHIC                MORTGAGE  OUTSTANDING   MORTGAGE    AVERAGE     CREDIT       BALANCE      ORIGINAL   DEBT-TO-    FULL
DISTRIBUTION                LOANS       ($)       POOL (%)   COUPON (%)   SCORE    OUTSTANDING ($)  CLTV (%)  INCOME (%)  DOC (%)
------------              --------  -----------  ----------  ----------  --------  ---------------  --------  ----------  -------
Alabama                       100     2,966,818      0.34      11.569       646        29,668         99.42      43.56      88.54
Arizona                       413    21,623,743      2.45      11.187       660        52,358         99.58      45.39      66.15
Arkansas                       50     1,252,130      0.14      11.405       648        25,043         99.90      42.97      88.61
California                  2,387   241,333,402     27.29      10.850       678       101,103         99.39      44.66      59.51
Colorado                      387    18,262,667      2.07      11.208       654        47,190         99.41      43.27      76.38
Connecticut                   103     5,544,522      0.63      11.092       663        53,830         99.83      42.93      77.72
Delaware                       11       492,265      0.06      11.149       657        44,751         99.99      44.80      82.75
District of Columbia           15     1,262,073      0.14      10.895       673        84,138        100.00      44.96      50.78
Florida                     1,835   102,343,164     11.57      11.177       666        55,773         99.70      44.24      55.49
Georgia                       689    29,401,976      3.33      11.125       649        42,673         99.52      43.76      76.11
Idaho                          99     3,607,502      0.41      11.277       651        36,439         99.74      44.12      78.08
Illinois                      576    29,680,994      3.36      11.344       668        51,530         99.52      44.98      54.93
Indiana                       183     5,546,627      0.63      11.168       645        30,309         99.83      42.24      84.16
Iowa                           21       525,947      0.06      11.221       641        25,045         98.79      43.60     100.00
Kansas                         57     1,668,606      0.19      11.572       634        29,274        100.00      42.47      95.78
Kentucky                      122     3,397,212      0.38      11.401       640        27,846         99.80      43.07      92.05
Louisiana                      56     1,785,227      0.20      11.160       649        31,879         99.81      41.53      91.14
Maine                          45     1,294,367      0.15      11.730       652        28,764         99.95      42.23      84.78
Maryland                      423    30,696,328      3.47      11.534       662        72,568         99.56      45.17      69.76
Massachusetts                 316    18,752,721      2.12      11.509       660        59,344         99.26      43.86      67.84
Michigan                      399    14,494,305      1.64      11.411       655        36,327         99.66      42.50      74.47
Minnesota                     236    11,644,553      1.32      11.111       663        49,341         99.82      44.80      62.63
Mississippi                    53     1,938,503      0.22      11.343       656        36,576         99.68      45.66      85.21
Missouri                      140     4,641,158      0.52      11.195       645        33,151         98.96      43.82      83.21
Montana                        16       500,700      0.06      11.004       666        31,294         99.74      42.56      68.17
Nebraska                       24       586,294      0.07      11.052       637        24,429         99.85      43.80      95.30
Nevada                        320    20,678,974      2.34      11.228       662        64,622         99.78      45.18      71.57
New Hampshire                  64     2,832,243      0.32      11.266       650        44,254         99.89      44.26      79.68
New Jersey                    226    16,351,008      1.85      11.403       672        72,350         98.97      45.23      42.37
New Mexico                     60     2,155,578      0.24      11.822       646        35,926         99.30      43.65      82.45
New York                      755    63,332,531      7.16      11.594       683        83,884         99.49      45.74      37.17
North Carolina                488    17,223,139      1.95      11.561       650        35,293         99.55      43.04      83.10
North Dakota                   17       480,321      0.05      10.554       653        28,254         99.49      42.48      91.93
Ohio                          372    11,999,750      1.36      11.216       648        32,257         99.67      43.68      83.00
Oklahoma                       65     1,641,818      0.19      11.542       643        25,259         99.92      41.73      81.29
Oregon                        447    21,972,509      2.48      10.786       666        49,156         99.34      43.91      73.86
Pennsylvania                  178     6,510,762      0.74      11.151       660        36,577         99.88      41.73      79.35
Rhode Island                  130     6,367,958      0.72      11.161       666        48,984         99.59      44.94      62.09
South Carolina                168     5,995,953      0.68      11.566       649        35,690         99.42      40.69      77.00
South Dakota                    8       264,996      0.03      10.484       670        33,125        100.00      43.95      86.80
Tennessee                     700    21,947,648      2.48       8.792       644        31,354         99.62      44.68      86.29
Texas                       1,454    45,016,912      5.09       9.923       649        30,961         99.87      43.43      75.52
Utah                          518    24,479,925      2.77      11.183       665        47,259         99.68      43.54      69.25
Vermont                         9       320,110      0.04      11.401       641        35,568         99.49      42.29     100.00
Virginia                      202    13,260,226      1.50      11.139       663        65,645         99.62      45.60      63.45
Washington                    659    38,608,284      4.37      10.974       662        58,586         99.41      44.17      75.26
West Virginia                  16       669,034      0.08      11.126       644        41,815         99.16      44.04      87.01
Wisconsin                     184     6,152,680      0.70      11.282       651        33,438         99.72      42.98      84.41
Wyoming                        16       717,721      0.08      11.450       656        44,858        100.00      43.42      89.31
                           ------   -----------    ------      ------       ---       -------        ------      -----     ------
TOTAL:                     15,812   884,223,882    100.00      11.025       666        55,921         99.53      44.36      64.48
                           ======   ===========    ======      ======       ===       =======        ======      =====     ======

No more than approximately 0.25% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                                     AGGREGATE
                           NUMBER    PRINCIPAL                           WEIGHTED      AVERAGE      WEIGHTED   WEIGHTED
                             OF       BALANCE    PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL      AVERAGE   AVERAGE    PERCENT
RANGE OF ORIGINAL         MORTGAGE  OUTSTANDING   MORTGAGE     AVERAGE    CREDIT       BALANCE      ORIGINAL   DEBT-TO-     FULL
LOAN-TO-VALUE RATIOS        LOANS       ($)        POOL (%)  COUPON (%)    SCORE   OUTSTANDING ($)  CLTV (%)  INCOME (%)  DOC (%)
--------------------      --------  -----------  ----------  ----------  --------  ---------------  --------  ----------  -------
50.00% or less                  3       102,567      0.01      10.127      637          34,189        36.91      51.17     100.00
65.01% to 70.00%                1       105,990      0.01       9.350      662         105,990        66.03      40.00     100.00
75.01% to 80.00%               10     1,414,664      0.16       9.441      649         141,466        79.63      36.61      92.94
80.01% to 85.00%               41     2,416,858      0.27       9.588      671          58,948        83.46      41.02      74.78
85.01% to 90.00%              295    15,451,367      1.75       9.838      669          52,378        89.65      42.17      74.23
90.01% to 95.00%              445    25,947,574      2.93      10.220      668          58,309        94.64      44.42      78.70
95.01% to 100.00%          15,017   838,784,861     94.86      11.079      666          55,856        99.96      44.42      63.78
                           ------   -----------    ------      ------      ---         -------        -----      -----     ------
TOTAL:                     15,812   884,223,882    100.00      11.025      666          55,921        99.53      44.36      64.48
                           ======   ===========    ======      ======      ===         =======        =====      =====     ======

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 19.08% to 100.00%.

COMBINED LOAN-TO-VALUE RATIOS

                                     AGGREGATE
                           NUMBER    PRINCIPAL                           WEIGHTED     AVERAGE       WEIGHTED   WEIGHTED
                             OF        BALANCE   PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL        AVERAGE    AVERAGE   PERCENT
RANGE OF COMBINED         MORTGAGE  OUTSTANDING   MORTGAGE     AVERAGE    CREDIT      BALANCE       ORIGINAL   DEBT-TO-     FULL
LOAN-TO-VALUE RATIOS        LOANS        ($)      POOL (%)   COUPON (%)    SCORE   OUTSTANDING ($)  CLTV (%)  INCOME (%)  DOC (%)
--------------------      --------  -----------  ----------  ----------  -------   ---------------  --------  ----------  -------
50.00% or less                  3       102,567      0.01      10.127      637          34,189        36.91      51.17     100.00
65.01% to 70.00%                1       105,990      0.01       9.350      662         105,990        66.03      40.00     100.00
75.01% to 80.00%               10     1,414,664      0.16       9.441      649         141,466        79.63      36.61      92.94
80.01% to 85.00%               41     2,416,858      0.27       9.588      671          58,948        83.46      41.02      74.78
85.01% to 90.00%              295    15,451,367      1.75       9.838      669          52,378        89.65      42.17      74.23
90.01% to 95.00%              445    25,947,574      2.93      10.220      668          58,309        94.64      44.42      78.70
95.01% to 100.00%          15,017   838,784,861     94.86      11.079      666          55,856        99.96      44.42      63.78
                           ------   -----------    ------      ------      ---          ------        -----      -----     ------
TOTAL:                     15,812   884,223,882    100.00      11.025      666          55,921        99.53      44.36      64.48
                           ======   ===========    ======      ======      ===          ======        =====      =====     ======

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Mortgage Loans ranged from 19.08% to 100.00% and the weighted average Combined Loan-to-Value Ratio for Mortgage Loans was approximately 99.53%. . This table was calculated using the Combined Loan-to-Value Ratio for Mortgage Loans that are in a second lien position and for Mortgage Loans that are in a first lien position with subordinate financing. Approximately 0.00% of the Mortgage Loans are in a first lien position with subordinate financing and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 0.00%.

DEBT-TO-INCOME RATIOS

                                     AGGREGATE
                           NUMBER    PRINCIPAL                           WEIGHTED      AVERAGE       WEIGHTED   WEIGHTED
                             OF       BALANCE    PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL       AVERAGE   AVERAGE   PERCENT
RANGE OF DEBT-TO-         MORTGAGE  OUTSTANDING   MORTGAGE     AVERAGE    CREDIT       BALANCE       ORIGINAL   DEBT-TO-   FULL
INCOME RATIOS               LOANS        ($)       POOL (%)  COUPON (%)    SCORE   OUTSTANDING ($)  CLTV (%)  INCOME (%)  DOC (%)
-----------------         --------  -----------  ----------  ----------  -------   ---------------  --------  ----------  -------
20.00% or less                292    18,678,396      2.11      10.388      670         63,967         98.64      14.09     93.14
20.01% to 25.00%              299    14,731,166      1.67      10.667      665         49,268         99.62      23.35     83.88
25.01% to 30.00%              581    29,004,043      3.28      10.821      662         49,921         99.32      28.21     74.79
30.01% to 35.00%            1,090    53,149,353      6.01      10.743      664         48,761         99.53      33.24     72.77
35.01% to 40.00%            2,017   105,445,917     11.93      10.808      668         52,279         99.53      38.25     63.42
40.01% to 45.00%            3,338   191,666,454     21.68      10.896      670         57,420         99.58      43.16     53.59
45.01% to 50.00%            4,497   283,568,737     32.07      11.173      672         63,057         99.57      48.19     44.84
50.01% to 55.00%            3,687   187,235,514     21.18      11.262      652         50,783         99.55      53.48     97.65
55.01% to 60.00%                9       550,251      0.06      11.372      673         61,139         99.70      57.49     56.77
60.01% or greater               2       194,051      0.02       9.870      670         97,025         93.00      66.90    100.00
                           ------   -----------    ------      ------      ---         ------         -----      -----    ------
TOTAL:                     15,812   884,223,882    100.00      11.025      666         55,921         99.53      44.36     64.48
                           ======   ===========    ======      ======      ===         ======         =====      =====    ======

As of the Cut-off Date, the Debt-to-Income Ratios of the Mortgage Loans ranged from 2.00% to 69.00% and the weighted average Debt-to-Income Ratio for Mortgage Loans with Debt-to-Income Ratios was approximately 44.36%.

LOAN PURPOSE

                                                                                         AVERAGE
                           NUMBER      AGGREGATE                             WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF        PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    BALANCE     AVERAGE    AVERAGE   PERCENT
                          MORTGAGE      BALANCE       MORTGAGE     AVERAGE    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-     FULL
LOAN PURPOSE                LOANS   OUTSTANDING ($)   POOL (%)   COUPON (%)    SCORE       ($)      CLTV (%)  INCOME (%)  DOC (%)
------------              --------  ---------------  ----------  ----------  --------  -----------  --------  ----------  -------
Purchase                   14,645     821,918,043       92.95      11.058       666       56,123      99.74      44.44     62.18
Refinance - Cashout           922      51,440,686        5.82      10.640       655       55,793      96.84      42.95     95.42
Refinance - Rate Term         245      10,865,153        1.23      10.359       661       44,348      96.58      44.44     92.13
                           ------     -----------      ------      ------       ---       ------      -----      -----     -----
TOTAL:                     15,812     884,223,882      100.00      11.025       666       55,921      99.53      44.36     64.48
                           ======     ===========      ======      ======       ===       ======      =====      =====     =====

PROPERTY TYPE

                                                                                         AVERAGE
                           NUMBER      AGGREGATE                             WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF        PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    BALANCE     AVERAGE    AVERAGE   PERCENT
                          MORTGAGE      BALANCE       MORTGAGE     AVERAGE    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-     FULL
PROPERTY TYPE               LOANS   OUTSTANDING ($)   POOL (%)   COUPON (%)    SCORE       ($)      CLTV (%)  INCOME (%)  DOC (%)
-------------             --------  ---------------  ----------  ----------  --------  -----------  --------  ----------  -------
Single Family              10,189     540,803,894       61.16      11.032       665       53,077      99.53      44.04      65.75
Planned Unit Development    3,587     215,433,043       24.36      10.908       662       60,059      99.51      44.53      68.77
Condominium                 1,338      68,513,079        7.75      11.085       670       51,206      99.60      44.94      62.52
Two- to Four-Family           697      59,426,344        6.72      11.319       683       85,260      99.53      45.94      39.63
2-4 Family                      1          47,522        0.01      10.400       679       47,522     100.00      54.00     100.00
                           ------     -----------      ------      ------       ---       ------     ------      -----     ------
TOTAL:                     15,812     884,223,882      100.00      11.025       666       55,921      99.53      44.36      64.48
                           ======     ===========      ======      ======       ===       ======     ======      =====     ======

DOCUMENTATION

                                                                                         AVERAGE
                           NUMBER      AGGREGATE                             WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF        PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    BALANCE     AVERAGE    AVERAGE   PERCENT
                          MORTGAGE      BALANCE       MORTGAGE    AVERAGE     CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-     FULL
DOCUMENTATION               LOANS   OUTSTANDING ($)   POOL (%)   COUPON (%)    SCORE       ($)      CLTV (%)  INCOME (%)  DOC (%)
-------------             --------  ---------------  ----------  ----------  --------  -----------  --------  ----------  -------
Full Documentation         11,171     570,183,461       64.48      10.931       655       51,041      99.44      44.45     100.00
Stated Income               4,536     307,593,343       34.79      11.203       685       67,812      99.70      44.22       0.00
Limited Income
   Verifictation              105       6,447,078        0.73      10.872       677       61,401      99.67      42.83       0.00
                           ------     -----------      ------      ------       ---       ------      -----      -----     ------
TOTAL:                     15,812     884,223,882      100.00      11.025       666       55,921      99.53      44.36      64.48
                           ======     ===========      ======      ======       ===       ======      =====      =====     ======

OCCUPANCY

                                                                                         AVERAGE
                           NUMBER      AGGREGATE                             WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF        PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    BALANCE    AVERAGE    AVERAGE    PERCENT
                          MORTGAGE      BALANCE       MORTGAGE    AVERAGE     CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-     FULL
OCCUPANCY                   LOANS   OUTSTANDING ($)   POOL (%)   COUPON (%)    SCORE       ($)      CLTV (%)  INCOME (%)  DOC (%)
---------                 --------  ---------------  ----------  ----------  --------  -----------  --------  ----------  -------
Primary                    15,811     884,196,155      100.00      11.025       666       55,923      99.53      44.36      64.48
Investment                      1          27,727        0.00      10.400       665       27,727      95.00      38.00     100.00
                           ------     -----------      ------      ------       ---       ------      -----      -----     ------
TOTAL:                     15,812     884,223,882      100.00      11.025       666       55,921      99.53      44.36      64.48
                           ======     ===========      ======      ======       ===       ======      =====      =====     ======

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                                                                                         AVERAGE
                           NUMBER      AGGREGATE                             WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF        PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    BALANCE     AVERAGE    AVERAGE   PERCENT
MORTGAGE LOANS AGE        MORTGAGE      BALANCE       MORTGAGE    AVERAGE     CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-     FULL
(MONTHS)                    LOANS   OUTSTANDING ($)   POOL (%)   COUPON (%)    SCORE      ($)       CLTV (%)  INCOME (%)  DOC (%)
------------------        --------  ---------------  ----------  ----------  --------  -----------  --------  ----------  -------
0                             134       9,209,434        1.04      12.110       693       68,727      99.62      45.09      4.79
1                           3,501     191,352,696       21.64      11.432       665       54,657      99.65      45.49     73.02
2                           3,370     179,398,799       20.29      11.059       663       53,234      99.58      44.46     68.30
3                           3,341     187,477,307       21.20      10.979       665       56,114      99.55      43.79     63.13
4                           4,556     257,447,407       29.12      10.800       667       56,507      99.52      43.99     59.97
5                             664      41,058,158        4.64      10.615       670       61,835      99.12      43.65     57.18
6                             212      16,003,952        1.81      10.443       674       75,490      98.89      43.16     62.24
7                              24       1,437,918        0.16      10.895       665       59,913      98.02      47.53     56.80
8                              10         838,209        0.09      10.452       665       83,821      96.65      46.21     56.35
                           ------     -----------      ------      ------       ---       ------      -----      -----     -----
TOTAL:                     15,812     884,223,882      100.00      11.025       666       55,921      99.53      44.36     64.48
                           ======     ===========      ======      ======       ===       ======      =====      =====     =====

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 3 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                                                                         AVERAGE
                           NUMBER      AGGREGATE                             WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF        PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    BALANCE     AVERAGE    AVERAGE   PERCENT
ORIGINAL PREPAYMENT       MORTGAGE      BALANCE       MORTGAGE    AVERAGE     CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-     FULL
PENALTY TERM                LOANS   OUTSTANDING ($)   POOL (%)   COUPON (%)    SCORE       ($)      CLTV (%)  INCOME (%)  DOC (%)
-------------------       --------  ---------------  ----------  ----------  --------  -----------  --------  ----------  -------
None                        4,664     270,252,482       30.56      11.237       667       57,944      99.39      43.26     64.04
12 Months                   1,062      87,580,716        9.90      11.447       680       82,468      99.59      44.79     41.00
24 Months                  10,086     526,390,684       59.53      10.846       663       52,190      99.59      44.84     68.62
                           ------     -----------      ------      ------       ---       ------      -----      -----     -----
TOTAL:                     15,812     884,223,882      100.00      11.025       666       55,921      99.53      44.36     64.48
                           ======     ===========      ======      ======       ===       ======      =====      =====     =====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 22 months.

CREDIT SCORES

                                                                                         AVERAGE
                           NUMBER      AGGREGATE                             WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF        PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    BALANCE     AVERAGE    AVERAGE   PERCENT
RANGE OF                  MORTGAGE      BALANCE       MORTGAGE    AVERAGE     CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-     FULL
CREDIT SCORES               LOANS   OUTSTANDING ($)   POOL (%)   COUPON (%)    SCORE       ($)      CLTV (%)  INCOME (%)  DOC (%)
-------------             --------  ---------------  ----------  ----------  --------  -----------  --------  ----------  -------
576 to 600                    193       7,318,009        0.83      12.002       600       37,917      99.82      43.94     100.00
601 to 625                  3,613     146,618,281       16.58      11.849       613       40,581      99.63      45.57     100.00
626 to 650                  3,901     199,521,730       22.56      11.512       639       51,146      99.49      44.32      74.56
651 to 675                  3,690     218,923,237       24.76      11.095       663       59,329      99.55      44.17      52.91
676 to 700                  2,165     142,613,178       16.13      10.496       687       65,872      99.46      44.19      49.70
701 to 725                  1,172      88,177,456        9.97      10.017       711       75,237      99.41      44.16      49.22
726 to 750                    596      43,544,326        4.92      10.143       737       73,061      99.75      43.39      43.09
751 to 775                    327      25,398,342        2.87      10.001       762       77,671      99.49      43.23      48.27
776 to 800                    132      10,714,053        1.21      10.056       786       81,167      99.52      42.94      51.82
801 to 809                     17       1,085,697        0.12      10.125       804       63,865      99.68      43.84      57.82
810 to 820                      6         309,572        0.04      10.628       815       51,595     100.00      44.69      51.55
                           ------     -----------      ------      ------       ---       ------     ------      -----     ------
TOTAL:                     15,812     884,223,882      100.00      11.025       666       55,921      99.53      44.36      64.48
                           ======     ===========      ======      ======       ===       ======     ======      =====     ======

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 586 to 819 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 666.

GROUP 1 MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance   $124,085,520
Aggregate Original Principal Balance      $124,176,940
Number of Mortgage Loans                         3,545

                                          MINIMUM   MAXIMUM   AVERAGE (1)
                                          -------   -------   -----------
Original Principal Balance                $11,200   $82,980     $35,029
Outstanding Principal Balance             $10,862   $82,939     $35,003

                                                                WEIGHTED
                                          MINIMUM   MAXIMUM   AVERAGE (2)
                                          -------   -------   -----------
Original Term (mos)                          120       240         190
Stated remaining Term (mos)                  113       240         187
Loan Age (mos)                                 0         7           3
Current Interest Rate                      8.000%   14.000%     11.056%
Combined Loan-to-Value                     40.00%   100.00%      99.91%
Credit Score (3)                             600       815         653

                                           EARLIEST      LATEST
                                          ----------   ----------
Maturity Date                             10/01/2016   05/01/2027

                                            PERCENT OF
                                          MORTGAGE POOL
                                          -------------
LIEN POSITION
1st Lien                                       0.00%
2nd Lien                                     100.00%

OCCUPANCY
Primary                                      100.00%
Second Home                                    0.00%
Investment                                     0.00%

LOAN TYPE
Fixed Rate                                   100.00%
ARM                                            0.00%

AMORTIZATION TYPE
Fully Amortizing                               0.96%
10/30 Balloon                                  0.59%
15/30 Balloon                                 54.04%
20/30 Balloon                                 16.80%
15/40 Balloon                                 27.61%

                                            PERCENT OF
                                          MORTGAGE POOL
                                          -------------
YEAR OF ORIGINATION
2006                                          33.25%
2007                                          66.75%

LOAN PURPOSE
Purchase                                     100.00%
Refinance - Rate/Term                          0.00%
Refinance - Cashout                            0.00%

PROPERTY TYPE
Single Family                                 63.11%
Condominium                                   10.48%
Planned Unit Development                      23.15%
Two- to Four-Family                            3.27%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                                     AGGREGATE                                   AVERAGE
                           NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE    AVERAGE   PERCENT
RANGE OF                  MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-     FULL
MORTGAGE RATES              LOANS       ($)      POOL (%)     (%)      SCORE       ($)      CLTV (%)  INCOME (%)  DOC (%)
--------------            --------  -----------  --------  --------  --------  -----------  --------  ----------  -------
7.501% to 8.000%                1        30,936     0.02     8.000      741       30,936      90.00      45.00     100.00
8.501% to 9.000%              297     8,026,782     6.47     8.770      652       27,026      99.86      46.82      89.27
9.001% to 9.500%              115     4,674,809     3.77     9.353      715       40,651      99.05      47.11      97.78
9.501% to 10.000%             722    20,908,147    16.85     9.829      666       28,959      99.96      46.91      79.91
10.001% to 10.500%            304    12,158,003     9.80    10.302      688       39,993      99.94      46.82      66.62
10.501% to 11.000%            355    13,779,165    11.10    10.803      673       38,815      99.94      45.87      66.12
11.001% to 11.500%            415    15,096,013    12.17    11.281      651       36,376      99.92      46.23      71.36
11.501% to 12.000%            448    17,147,659    13.82    11.761      638       38,276      99.98      47.77      73.27
12.001% to 12.500%            480    17,308,873    13.95    12.292      628       36,060      99.95      49.48      82.06
12.501% to 13.000%            272    10,113,591     8.15    12.761      617       37,182      99.99      50.45      93.88
13.001% to 13.500%            117     4,222,353     3.40    13.190      616       36,088     100.00      50.96      97.77
13.501% to 14.000%             19       619,188     0.50    13.696      618       32,589      99.96      48.72      93.73
                            -----   -----------   ------    ------      ---       ------     ------      -----     ------
TOTAL:                      3,545   124,085,520   100.00    11.056      653       35,003      99.91      47.62      78.52
                            =====   ===========   ======    ======      ===       ======     ======      =====     ======

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 8.000% per annum to 14.000% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 11.056% per annum.

REMAINING MONTHS TO STATED MATURITY

                                     AGGREGATE                                   AVERAGE
                           NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE    AVERAGE   PERCENT
RANGE OF                  MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-     FULL
REMAINING TERMS (MONTHS)    LOANS       ($)      POOL (%)     (%)      SCORE       ($)      CLTV (%)  INCOME (%)  DOC (%)
------------------------  --------  -----------  --------  --------  --------  -----------  --------  ----------  -------
<= 120                         26       753,779     0.61    11.054      645       28,991     100.00      46.60     80.69
169 to 180                  2,860   101,759,563    82.01    11.051      652       35,580      99.91      47.71     78.38
229 to 240                    659    21,572,179    17.38    11.082      656       32,735      99.93      47.22     79.08
                            -----   -----------   ------    ------      ---       ------     ------      -----     -----
TOTAL:                      3,545   124,085,520   100.00    11.056      653       35,003      99.91      47.62     78.52
                            =====   ===========   ======    ======      ===       ======     ======      =====     =====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 113 months to 240 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 187 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                     AGGREGATE                                       AVERAGE
                           NUMBER    PRINCIPAL                           WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
RANGE                        OF       BALANCE    PERCENT OF   WEIGHTED    AVERAGE    BALANCE     AVERAGE    AVERAGE   PERCENT
OF ORIGINAL MORTGAGE      MORTGAGE  OUTSTANDING   MORTGAGE     AVERAGE    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-    FULL
LOAN PRINCIPAL BALANCES     LOANS       ($)       POOL (%)   COUPON (%)    SCORE       ($)      CLTV (%)  INCOME (%)  DOC (%)
-----------------------   --------  -----------  ----------  ----------  --------  -----------  --------  ----------  -------
$50,000 or less             3,146   100,504,735     81.00      11.028       650       31,947      99.94      47.16     79.76
$50,001 to $100,000           399    23,580,785     19.00      11.178       666       59,100      99.82      49.59     73.22
                            -----   -----------    ------      ------       ---       ------      -----      -----     -----
TOTAL:                      3,545   124,085,520    100.00      11.056       653       35,003      99.91      47.62     78.52
                            =====   ===========    ======      ======       ===       ======      =====      =====     =====

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $10,862 to approximately $82,939 and the average outstanding principal balance of the Mortgage Loans was approximately $35,003.

PRODUCT TYPES

                                     AGGREGATE                                       AVERAGE
                           NUMBER    PRINCIPAL                           WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF       BALANCE    PERCENT OF   WEIGHTED    AVERAGE    BALANCE     AVERAGE    AVERAGE   PERCENT
                          MORTGAGE  OUTSTANDING   MORTGAGE     AVERAGE    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-    FULL
PRODUCT TYPES               LOANS       ($)       POOL (%)   COUPON (%)    SCORE       ($)      CLTV (%)  INCOME (%)  DOC (%)
-------------             --------  -----------  ----------  ----------  --------  -----------  --------  ----------  -------
Balloon - 10/30                24       726,916      0.59      11.098       643       30,288     100.00      46.81     83.67
Balloon - 15/40               833    34,259,888     27.61      11.389       652       41,128      99.81      48.94     83.17
Balloon - 20/30               631    20,851,033     16.80      11.106       656       33,044      99.93      47.33     79.35
10 Year Fixed Loans             2        26,862      0.02       9.850       687       13,431     100.00      40.93      0.00
15 Year Fixed Loans            15       446,219      0.36      11.208       632       29,748     100.00      50.30     77.03
15/30 Balloon Loans         2,012    67,053,456     54.04      10.877       653       33,327      99.96      47.07     75.95
20 Year Fixed Loans            28       721,146      0.58      10.396       665       25,755      99.94      43.92     71.27
                            -----   -----------    ------      ------       ---       ------     ------      -----     -----
TOTAL:                      3,545   124,085,520    100.00      11.056       653       35,003      99.91      47.62     78.52
                            =====   ===========    ======      ======       ===       ======     ======      =====     =====

AMORTIZATION TYPE

                                     AGGREGATE                                       AVERAGE
                           NUMBER    PRINCIPAL                           WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF       BALANCE    PERCENT OF   WEIGHTED    AVERAGE    BALANCE     AVERAGE    AVERAGE   PERCENT
                          MORTGAGE  OUTSTANDING   MORTGAGE     AVERAGE    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-    FULL
AMORTIZATION TYPE           LOANS       ($)       POOL (%)   COUPON (%)    SCORE       ($)      CLTV (%)  INCOME (%)  DOC (%)
-----------------         --------  -----------  ----------  ----------  --------  -----------  --------  ----------  -------
Fully Amortizing               45     1,194,227      0.96      10.687       653       26,538      99.96      46.24     71.82
Balloon                     3,500   122,891,293     99.04      11.060       653       35,112      99.91      47.63     78.58
                            -----   -----------    ------      ------       ---       ------      -----      -----     -----
TOTAL:                      3,545   124,085,520    100.00      11.056       653       35,003      99.91      47.62     78.52
                            =====   ===========    ======      ======       ===       ======      =====      =====     =====

ADJUSTMENT TYPE

                                     AGGREGATE                                       AVERAGE
                           NUMBER    PRINCIPAL                           WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF       BALANCE    PERCENT OF   WEIGHTED    AVERAGE    BALANCE     AVERAGE    AVERAGE   PERCENT
                          MORTGAGE  OUTSTANDING   MORTGAGE     AVERAGE    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-    FULL
ADJUSTMENT TYPE             LOANS       ($)       POOL (%)   COUPON (%)    SCORE       ($)      CLTV (%)  INCOME (%)  DOC (%)
---------------           --------  -----------  ----------  ----------  --------  -----------  --------  ----------  -------
Fixed Rate                  3,545   124,085,520    100.00      11.056       653       35,003      99.91      47.62     78.52
                            -----   -----------    ------      ------       ---       ------      -----      -----     -----
TOTAL:                      3,545   124,085,520    100.00      11.056       653       35,003      99.91      47.62     78.52
                            =====   ===========    ======      ======       ===       ======      =====      =====     =====

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                     AGGREGATE                                       AVERAGE
                           NUMBER    PRINCIPAL                           WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF       BALANCE    PERCENT OF   WEIGHTED    AVERAGE    BALANCE     AVERAGE    AVERAGE   PERCENT
                          MORTGAGE  OUTSTANDING   MORTGAGE     AVERAGE    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-    FULL
GEOGRAPHIC DISTRIBUTION     LOANS       ($)       POOL (%)   COUPON (%)    SCORE       ($)      CLTV (%)  INCOME (%)  DOC (%)
-----------------------   --------  -----------  ----------  ----------  --------  -----------  --------  ----------  -------
Alabama                        21       488,648      0.39      11.850       645       23,269     100.00      44.74      79.14
Arizona                       116     4,781,844      3.85      11.276       656       41,223      99.96      48.91      73.22
Arkansas                       14       301,208      0.24      11.937       637       21,515      99.99      46.91      70.08
California                     75     3,928,907      3.17      10.994       673       52,385      99.83      49.96      77.81
Colorado                      105     4,084,866      3.29      11.197       650       38,903      99.87      46.54      85.16
Connecticut                    34     1,560,124      1.26      11.280       655       45,886     100.00      47.59      78.21
Delaware                        2       103,358      0.08      11.101       664       51,679      99.98      42.64      42.01
District of Columbia            4       288,502      0.23      10.673       680       72,125      99.99      44.96      27.02
Florida                       223     8,488,149      6.84      11.211       661       38,063      99.93      49.21      79.14
Georgia                       172     6,026,321      4.86      11.299       648       35,037      99.97      46.78      78.78
Idaho                          23       791,285      0.64      11.388       664       34,404     100.00      46.53      69.63
Illinois                      177     6,890,705      5.55      11.519       660       38,931      99.91      47.69      60.36
Indiana                        53     1,534,299      1.24      11.312       650       28,949     100.00      48.13      87.52
Iowa                            6       131,656      0.11      11.608       614       21,943     100.00      43.62     100.00
Kansas                         12       372,357      0.30      11.720       637       31,030     100.00      45.88      85.59
Kentucky                       46     1,186,229      0.96      11.811       626       25,788     100.00      45.39      96.16
Louisiana                      15       411,305      0.33      11.517       647       27,420     100.00      48.24     100.00
Maine                           3        97,363      0.08      10.878       683       32,454     100.00      46.44     100.00
Maryland                      145     7,529,458      6.07      11.595       663       51,927      99.98      47.57      72.22
Massachusetts                  93     4,423,830      3.57      11.833       650       47,568     100.00      49.36      73.24
Michigan                       86     2,877,792      2.32      11.573       653       33,463      99.93      47.66      78.05
Minnesota                      97     3,996,511      3.22      11.299       661       41,201     100.00      47.85      67.94
Mississippi                    12       371,459      0.30      12.001       628       30,955     100.00      47.96     100.00
Missouri                       29       928,232      0.75      11.568       643       32,008     100.00      48.31      81.94
Montana                         3       115,495      0.09      11.898       663       38,498     100.00      48.81      40.63
Nebraska                        6       155,676      0.13      11.373       632       25,946     100.00      44.95      82.28
Nevada                         50     2,292,889      1.85      11.173       657       45,858      99.92      49.72      80.64
New Hampshire                  16       655,935      0.53      11.202       650       40,996     100.00      47.19      79.06
New Jersey                     26     1,035,061      0.83      11.644       652       39,810      99.52      49.17      76.84
New Mexico                     10       325,286      0.26      12.438       642       32,529      99.56      49.92      80.28
New York                       52     2,112,795      1.70      11.630       665       40,631      99.89      47.14      75.72
North Carolina                184     5,109,793      4.12      11.887       639       27,771      99.98      45.25      86.28
North Dakota                    2        66,236      0.05      11.116       638       33,118     100.00      45.27      41.49
Ohio                          117     3,318,149      2.67      11.466       638       28,360      99.96      45.98      88.15
Oklahoma                       16       390,332      0.31      11.883       638       24,396     100.00      46.21      95.80
Oregon                        111     4,568,736      3.68      10.881       662       41,160      99.91      47.34      83.38
Pennsylvania                   22       723,174      0.58      11.672       650       32,872      99.98      46.96      69.35
Rhode Island                   38     1,763,079      1.42      11.063       667       46,397      99.87      49.00      76.38
South Carolina                 64     1,779,598      1.43      11.904       640       27,806      99.99      46.85      84.96
South Dakota                    1        31,980      0.03      10.351       660       31,980     100.00      50.00     100.00
Tennessee                     273     6,952,856      5.60       8.780       637       25,468      99.91      47.21      87.62
Texas                         560    14,010,001     11.29       9.898       645       25,018      99.98      46.95      76.84
Utah                          165     5,698,841      4.59      11.314       658       34,538      99.92      47.10      81.64
Virginia                       53     2,641,220      2.13      11.156       661       49,834     100.00      47.53      68.86
Washington                    158     7,077,314      5.70      10.843       662       44,793      99.41      48.59      85.47
West Virginia                   2        77,043      0.06      12.653       613       38,522      99.99      50.77     100.00
Wisconsin                      50     1,489,868      1.20      11.532       641       29,797     100.00      46.89      92.19
Wyoming                         3        99,753      0.08      11.904       625       33,251     100.00      48.77     100.00
                            -----   -----------    ------      ------       ---       ------     ------      -----     ------
TOTAL:                      3,545   124,085,520    100.00      11.056       653       35,003      99.91      47.62      78.52
                            =====   ===========    ======      ======       ===       ======     ======      =====     ======

No more than approximately 0.63% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code

ORIGINAL LOAN-TO-VALUE RATIOS

                                     AGGREGATE                                       AVERAGE
                           NUMBER    PRINCIPAL                           WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF       BALANCE    PERCENT OF   WEIGHTED    AVERAGE    BALANCE     AVERAGE    AVERAGE   PERCENT
RANGE OF ORIGINAL         MORTGAGE  OUTSTANDING   MORTGAGE     AVERAGE    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-    FULL
LOAN-TO-VALUE RATIOS        LOANS       ($)       POOL (%)   COUPON (%)    SCORE       ($)      CLTV (%)  INCOME (%)  DOC (%)
--------------------      --------  -----------  ----------  ----------  --------  -----------  --------  ----------  -------
50.00% or less                  1        60,400      0.05       9.300       646       60,400      40.00      50.00     100.00
85.01% to 90.00%                7       172,739      0.14       9.249       669       24,677      89.55      43.64     100.00
90.01% to 95.00%               24       796,825      0.64      10.813       661       33,201      94.90      49.31      70.51
95.01% to 100.00%           3,513   123,055,556     99.17      11.061       653       35,029      99.99      47.61      78.53
                            -----   -----------    ------      ------       ---       ------      -----      -----     ------
TOTAL:                      3,545   124,085,520    100.00      11.056       653       35,003      99.91      47.62      78.52
                            =====   ===========    ======      ======       ===       ======      =====      =====     ======

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 40.00% to 100.00%.

COMBINED LOAN-TO-VALUE RATIOS

                                                                                         AVERAGE
                           NUMBER      AGGREGATE                             WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF        PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    BALANCE     AVERAGE   AVERAGE    PERCENT
RANGE OF COMBINED         MORTGAGE      BALANCE       MORTGAGE     AVERAGE    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-    FULL
LOAN-TO-VALUE RATIOS        LOANS   OUTSTANDING ($)   POOL (%)   COUPON (%)    SCORE       ($)      CLTV (%)  INCOME (%)  DOC (%)
--------------------      --------  ---------------  ----------  ----------  --------  -----------  --------  ----------  -------
50.00% or less                  1          60,400        0.05       9.300       646      60,400       40.00      50.00     100.00
85.01% to 90.00%                7         172,739        0.14       9.249       669      24,677       89.55      43.64     100.00
90.01% to 95.00%               24         796,825        0.64      10.813       661      33,201       94.90      49.31      70.51
95.01% to 100.00%           3,513     123,055,556       99.17      11.061       653      35,029       99.99      47.61      78.53
                            -----     -----------      ------      ------       ---      ------       -----      -----     ------
TOTAL:                      3,545     124,085,520      100.00      11.056       653      35,003       99.91      47.62      78.52
                            =====     ===========      ======      ======       ===      ======       =====      =====     ======

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Mortgage Loans ranged from 40.00% to 100.00% and the weighted average Combined Loan-to-Value Ratio for Mortgage Loans was approximately 99.91%. . This table was calculated using the Combined Loan-to-Value Ratio for Mortgage Loans that are in a second lien position and for Mortgage Loans that are in a first lien position with subordinate financing. Approximately 0.00% of the Mortgage Loans are in a first lien position with subordinate financing and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 0.00%.

DEBT-TO-INCOME RATIOS

                                                                                         AVERAGE
                           NUMBER      AGGREGATE                             WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF        PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    BALANCE     AVERAGE   AVERAGE    PERCENT
RANGE OF DEBT-TO-         MORTGAGE      BALANCE       MORTGAGE     AVERAGE    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-    FULL
INCOME RATIOS               LOANS   OUTSTANDING ($)   POOL (%)   COUPON (%)    SCORE       ($)      CLTV (%)  INCOME (%)  DOC (%)
-----------------         --------  ---------------  ----------  ----------  --------  -----------  --------  ----------  -------
20.00% or less                  2          57,779        0.05       9.924       686      28,890      100.00       9.85     100.00
20.01% to 25.00%               10         226,230        0.18      10.512       633      22,623      100.00      23.79      84.89
25.01% to 30.00%               42       1,055,553        0.85      10.619       653      25,132       99.81      28.50      67.82
30.01% to 35.00%              170       4,655,122        3.75      10.662       653      27,383       99.91      33.48      81.95
35.01% to 40.00%              348      10,511,465        8.47      10.829       654      30,205       99.99      38.28      75.21
40.01% to 45.00%              702      24,256,289       19.55      10.769       662      34,553       99.95      43.19      62.65
45.01% to 50.00%            1,003      36,643,383       29.53      11.086       660      36,534       99.83      48.19      63.20
50.01% to 55.00%            1,264      46,538,878       37.51      11.285       643      36,819       99.94      53.57      99.37
55.01% to 60.00%                4         140,820        0.11      12.003       625      35,205      100.00      56.00     100.00
                            -----     -----------      ------      ------       ---      ------      ------      -----     ------
TOTAL:                      3,545     124,085,520      100.00      11.056       653      35,003       99.91      47.62      78.52
                            =====     ===========      ======      ======       ===      ======      ======      =====     ======

As of the Cut-off Date, the Debt-to-Income Ratios of the Mortgage Loans ranged from 7.00% to 56.00% and the weighted average Debt-to-Income Ratio for Mortgage Loans with Debt-to-Income Ratios was approximately 47.62%.

LOAN PURPOSE

                                                                                         AVERAGE
                           NUMBER      AGGREGATE                             WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF        PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    BALANCE     AVERAGE   AVERAGE    PERCENT
                          MORTGAGE      BALANCE       MORTGAGE     AVERAGE    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-    FULL
LOAN PURPOSE               LOANS    OUTSTANDING ($)   POOL (%)   COUPON (%)    SCORE       ($)      CLTV (%)  INCOME (%)  DOC (%)
------------              --------  ---------------  ----------  ----------  --------  -----------  --------  ----------  -------
Purchase                    3,545     124,085,520      100.00      11.056       653      35,003       99.91      47.62     78.52
                            -----     -----------      ------      ------       ---      ------       -----      -----     -----
TOTAL:                      3,545     124,085,520      100.00      11.056       653      35,003       99.91      47.62     78.52
                            =====     ===========      ======      ======       ===      ======       =====      =====     =====

PROPERTY TYPE

                                                                                         AVERAGE
                           NUMBER      AGGREGATE                             WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF        PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    BALANCE     AVERAGE   AVERAGE    PERCENT
                          MORTGAGE      BALANCE       MORTGAGE     AVERAGE    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-    FULL
PROPERTY TYPE               LOANS   OUTSTANDING ($)   POOL (%)   COUPON (%)    SCORE       ($)      CLTV (%)  INCOME (%)  DOC (%)
-------------             --------  ---------------  ----------  ----------  --------  -----------  --------  ----------  -------
Single Family               2,295      78,308,111       63.11      11.090       652      34,121       99.91      47.17      79.01
Planned Unit Development      819      28,724,588       23.15      10.882       649      35,073       99.94      48.51      80.80
Condominium                   340      12,998,967       10.48      11.203       664      38,232       99.91      47.95      74.33
Two- to Four-Family            90       4,006,333        3.23      11.189       668      44,515       99.93      48.81      65.92
2-4 Family                      1          47,522        0.04      10.400       679      47,522      100.00      54.00     100.00
                            -----     -----------      ------      ------       ---      ------      ------      -----     ------
TOTAL:                      3,545     124,085,520      100.00      11.056       653      35,003       99.91      47.62      78.52
                            =====     ===========      ======      ======       ===      ======      ======      =====     ======

DOCUMENTATION

                                                                                         AVERAGE
                           NUMBER      AGGREGATE                             WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF        PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    BALANCE     AVERAGE   AVERAGE    PERCENT
                          MORTGAGE      BALANCE       MORTGAGE     AVERAGE    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-    FULL
DOCUMENTATION               LOANS   OUTSTANDING ($)   POOL (%)   COUPON (%)    SCORE       ($)      CLTV (%)  INCOME (%)  DOC (%)
-------------             --------  ---------------  ----------  ----------  --------  -----------  --------  ----------  -------
Full Documentation          2,820      97,427,968       78.52      11.078       645      34,549       99.90      48.38     100.00
Stated Income                 710      26,123,022       21.05      10.983       682      36,793       99.95      44.75       0.00
Limited Income
   Verifictation               15         534,531        0.43      10.777       677      35,635      100.00      49.12       0.00
                            -----     -----------      ------      ------       ---      ------      ------      -----     ------
TOTAL:                      3,545     124,085,520      100.00      11.056       653      35,003       99.91      47.62      78.52
                            =====     ===========      ======      ======       ===      ======      ======      =====     ======

OCCUPANCY

                                                                                         AVERAGE
                           NUMBER      AGGREGATE                             WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF        PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    BALANCE     AVERAGE   AVERAGE    PERCENT
                          MORTGAGE      BALANCE       MORTGAGE     AVERAGE    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-    FULL
OCCUPANCY                   LOANS   OUTSTANDING ($)   POOL (%)   COUPON (%)    SCORE       ($)      CLTV (%)  INCOME (%)  DOC (%)
---------                 --------  ---------------  ----------  ----------  --------  -----------  --------  ----------  -------
Primary                     3,545     124,085,520      100.00      11.056       653      35,003       99.91      47.62     78.52
                            -----     -----------      ------      ------       ---      ------       -----      -----     -----
TOTAL:                      3,545     124,085,520      100.00      11.056       653      35,003       99.91      47.62     78.52
                            =====     ===========      ======      ======       ===      ======       =====      =====     =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                                                                                         AVERAGE
                           NUMBER      AGGREGATE                             WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF        PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    BALANCE     AVERAGE   AVERAGE    PERCENT
MORTGAGE LOANS AGE        MORTGAGE      BALANCE       MORTGAGE     AVERAGE    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-    FULL
(MONTHS)                    LOANS   OUTSTANDING ($)   POOL (%)   COUPON (%)    SCORE       ($)      CLTV (%)  INCOME (%)  DOC (%)
------------------        --------  ---------------  ----------  ----------  --------  -----------  --------  ----------  -------
0                              16         592,098        0.48      11.796       685      37,006       99.70      46.20      3.45
1                             731      25,881,753       20.86      11.372       655      35,406       99.80      48.56     86.84
2                             834      28,233,095       22.75      11.023       652      33,853       99.95      47.58     82.04
3                             747      26,414,526       21.29      11.051       650      35,361       99.94      47.63     76.79
4                           1,033      36,438,911       29.37      10.884       653      35,275       99.96      47.06     74.47
5                             144       5,111,345        4.12      10.919       656      35,495       99.91      47.03     64.16
6                              37       1,337,563        1.08      10.635       673      36,150       99.65      47.77     75.01
7                               3          76,229        0.06      11.223       691      25,410       99.99      49.25     85.75
                            -----     -----------      ------      ------       ---      ------       -----      -----     -----
TOTAL:                      3,545     124,085,520      100.00      11.056       653      35,003       99.91      47.62     78.52
                            =====     ===========      ======      ======       ===      ======       =====      =====     =====

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 3 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                                                                         AVERAGE
                           NUMBER      AGGREGATE                             WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF        PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    BALANCE     AVERAGE   AVERAGE    PERCENT
ORIGINAL PREPAYMENT       MORTGAGE      BALANCE       MORTGAGE     AVERAGE    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-    FULL
PENALTY TERM                LOANS   OUTSTANDING ($)   POOL (%)   COUPON (%)    SCORE       ($)      CLTV (%)  INCOME (%)  DOC (%)
-------------------       --------  ---------------  ----------  ----------  --------  -----------  --------  ----------  -------
None                        1,085      40,125,080       32.34      11.597       653      36,982       99.95      47.23     74.83
12 Months                     107       4,257,929        3.43      11.559       658      39,794       99.89      47.07     74.64
24 Months                   2,353      79,702,512       64.23      10.757       653      33,873       99.90      47.84     80.58
                            -----     -----------      ------      ------       ---      ------       -----      -----     -----
TOTAL:                      3,545     124,085,520      100.00      11.056       653      35,003       99.91      47.62     78.52
                            =====     ===========      ======      ======       ===      ======       =====      =====     =====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 23 months.

CREDIT SCORES

                                                                                         AVERAGE
                           NUMBER      AGGREGATE                             WEIGHTED   PRINCIPAL    WEIGHTED   WEIGHTED
                             OF        PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    BALANCE      AVERAGE    AVERAGE   PERCENT
RANGE OF                  MORTGAGE      BALANCE       MORTGAGE    AVERAGE     CREDIT   OUTSTANDING   ORIGINAL   DEBT-TO-    FULL
CREDIT SCORES               LOANS   OUTSTANDING ($)   POOL (%)   COUPON (%)    SCORE       ($)       CLTV (%)  INCOME (%)  DOC (%)
-------------             --------  ---------------  ----------  ----------  --------  -----------   --------  ----------  -------
576 to 600                     58       1,807,941        1.46      11.886       600       31,171      100.00      48.24     100.00
601 to 625                  1,056      34,475,487       27.78      11.687       613       32,647       99.95      48.76     100.00
626 to 650                    935      31,805,783       25.63      11.364       638       34,017       99.84      47.78      83.04
651 to 675                    717      25,704,958       20.72      10.854       663       35,851       99.93      47.07      67.38
676 to 700                    389      14,463,617       11.66      10.378       686       37,182       99.95      46.77      58.17
701 to 725                    203       8,071,582        6.50       9.921       710       39,761       99.94      46.64      55.58
726 to 750                    104       4,331,213        3.49       9.927       738       41,646       99.88      45.26      56.85
751 to 775                     60       2,514,890        2.03       9.907       762       41,915      100.00      47.21      64.10
776 to 800                     20         842,369        0.68       9.861       786       42,118       99.69      47.83      46.64
801 to 809                      1          19,991        0.02       9.850       809       19,991      100.00      30.00       0.00
810 to 820                      2          47,690        0.04      10.496       813       23,845       99.98      49.87     100.00
                            -----     -----------      ------      ------       ---       ------      ------      -----     ------
TOTAL:                      3,545     124,085,520      100.00      11.056       653       35,003       99.91      47.62      78.52
                            =====     ===========      ======      ======       ===       ======      ======      =====     ======

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 600 to 815 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 653.

GROUP 2 MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance   $760,138,362
Aggregate Original Principal Balance      $760,813,884
Number of Mortgage Loans                        12,267

                                MINIMUM    MAXIMUM   AVERAGE (1)
                                -------   --------   -----------
Original Principal Balance      $10,000   $330,000     $62,021
Outstanding Principal Balance   $   140   $329,304     $61,966

                                                      WEIGHTED
                                MINIMUM   MAXIMUM   AVERAGE (2)
                                -------   -------   -----------
Original Term (mos)                120       240         195
Stated remaining Term (mos)        114       240         192
Loan Age (mos)                       0         8           3
Current Interest Rate            7.700%   15.350%     11.020%
Combined Loan-to-Value           19.08%   100.00%      99.47%
Credit Score (3)                   586       819         668

                                 EARLIEST      LATEST
                                ----------   ----------
Maturity Date                   11/01/2016   05/01/2027

                                  PERCENT OF
                                MORTGAGE POOL
                                -------------
LIEN POSITION
1st Lien                             0.00%
2nd Lien                           100.00%

OCCUPANCY
Primary                            100.00%
Second Home                          0.00%
Investment                           0.00%

LOAN TYPE
Fixed Rate                         100.00%
ARM                                  0.00%

AMORTIZATION TYPE
Fully Amortizing                     0.75%
10/30 Balloon                        0.59%
15/30 Balloon                       43.44%
20/30 Balloon                       24.68%
15/40 Balloon                       30.53%

                                  PERCENT OF
                                MORTGAGE POOL
                                -------------
YEAR OF ORIGINATION
2006                                35.69%
2007                                64.31%

LOAN PURPOSE
Purchase                            91.80%
Refinance - Rate/Term                1.43%
Refinance - Cashout                  6.77%

PROPERTY TYPE
Single Family                       60.84%
Condominium                          7.30%
Planned Unit Development            24.56%
Two- to Four-Family                  7.29%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                                     AGGREGATE                                   AVERAGE
                           NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE    AVERAGE   PERCENT
RANGE OF                  MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-     FULL
MORTGAGE RATES              LOANS       ($)      POOL (%)     (%)      SCORE       ($)      CLTV (%)  INCOME (%)  DOC (%)
--------------            --------  -----------  --------  --------  --------  -----------  --------  ----------  -------
7.501% to 8.000%               13       775,869     0.10     7.849      718       59,682      84.91      41.90     100.00
8.001% to 8.500%               46     2,928,294     0.39     8.279      711       63,659      91.87      35.47     100.00
8.501% to 9.000%              606    27,551,510     3.62     8.817      681       45,465      98.22      40.95      90.22
9.001% to 9.500%              516    37,708,588     4.96     9.302      715       73,079      98.07      40.96      93.59
9.501% to 10.000%           1,688    93,610,812    12.31     9.793      688       55,457      99.42      42.68      77.92
10.001% to 10.500%          1,400    98,820,214    13.00    10.292      695       70,586      99.35      43.62      57.37
10.501% to 11.000%          1,682   116,466,289    15.32    10.780      678       69,243      99.59      42.96      53.36
11.001% to 11.500%          1,804   114,256,956    15.03    11.268      662       63,335      99.68      43.49      51.76
11.501% to 12.000%          1,834   108,312,972    14.25    11.769      648       59,058      99.80      44.65      52.25
12.001% to 12.500%          1,592    99,174,590    13.05    12.284      639       62,296      99.88      45.68      55.66
12.501% to 13.000%            723    41,691,478     5.48    12.732      630       57,665      99.78      46.89      72.27
13.001% to 13.500%            277    14,515,065     1.91    13.241      624       52,401      99.95      48.06      85.27
13.501% to 14.000%             55     2,949,938     0.39    13.686      627       53,635      99.98      47.74      88.52
14.001% to 14.500%             24     1,028,948     0.14    14.269      621       42,873     100.00      47.51      80.96
14.501% >=                      7       346,840     0.05    14.991      617       49,549     100.00      46.77      70.01
                           ------   -----------   ------    ------      ---       ------     ------      -----     ------
TOTAL:                     12,267   760,138,362   100.00    11.020      668       61,966      99.47      43.82      62.19
                           ======   ===========   ======    ======      ===       ======     ======      =====     ======

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 7.700% per annum to 15.350% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 11.020% per annum.

REMAINING MONTHS TO STATED MATURITY

                                     AGGREGATE                                   AVERAGE
                           NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE    AVERAGE   PERCENT
RANGE OF                  MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-     FULL
REMAINING TERMS (MONTHS)    LOANS       ($)      POOL (%)     (%)      SCORE       ($)      CLTV (%)  INCOME (%)  DOC (%)
------------------------  --------  -----------  --------  --------  --------  -----------  --------  ----------  -------
<= 120                         87     4,868,161     0.64    10.964      663       55,956      99.79      43.44     58.26
169 to 180                  9,312   563,034,130    74.07    11.125      665       60,463      99.55      43.84     61.48
229 to 240                  2,868   192,236,071    25.29    10.717      677       67,028      99.22      43.77     64.38
                           ------   -----------   ------    ------      ---       ------      -----      -----     -----
TOTAL:                     12,267   760,138,362   100.00    11.020      668       61,966      99.47      43.82     62.19
                           ======   ===========   ======    ======      ===       ======      =====      =====     =====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 114 months to 240 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 192 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                     AGGREGATE                                   AVERAGE
                           NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
RANGE OF ORIGINAL            OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE    AVERAGE   PERCENT
MORTGAGE LOAN PRINCIPAL   MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-     FULL
BALANCES                    LOANS       ($)      POOL (%)     (%)      SCORE       ($)      CLTV (%)  INCOME (%)  DOC (%)
-----------------------   --------  -----------  --------  --------  --------  -----------  --------  ----------  -------
$50,000 or less             6,188   196,878,577    25.90    10.977      652       31,816      99.44      42.61      77.32
$50,001 to $100,000         4,212   294,999,737    38.81    11.170      666       70,038      99.61      44.57      57.31
$100,001 to $150,000        1,358   164,098,008    21.59    11.165      677      120,838      99.58      44.80      46.90
$150,001 to $200,000          306    52,803,193     6.95    10.785      678      172,559      99.22      42.94      66.94
$200,001 to $250,000          110    25,002,499     3.29    10.278      691      227,295      98.63      41.86      67.83
$250,001 to $300,000           90    25,382,676     3.34     9.964      704      282,030      98.91      41.74      83.64
$300,001 to $350,000            3       973,670     0.13     9.387      682      324,557      93.24      50.00     100.00
                           ------   -----------   ------    ------      ---      -------      -----      -----     ------
TOTAL:                     12,267   760,138,362   100.00    11.020      668       61,966      99.47      43.82      62.19
                           ======   ===========   ======    ======      ===      =======      =====      =====     ======

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $140 to approximately $329,304 and the average outstanding principal balance of the Mortgage Loans was approximately $61,966.

PRODUCT TYPES

                                     AGGREGATE                                   AVERAGE
                           NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE    AVERAGE   PERCENT
                          MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-     FULL
PRODUCT TYPES               LOANS       ($)      POOL (%)     (%)      SCORE       ($)      CLTV (%)  INCOME (%)  DOC (%)
-------------             --------  -----------  --------  --------  --------  -----------  --------  ----------  -------
Balloon - 10/30                82     4,494,413     0.59    11.020      659       54,810      99.80      43.58     61.01
Balloon - 15/40             3,478   232,103,676    30.53    11.399      660       66,735      99.50      44.58     63.72
Balloon - 20/30             2,746   187,621,851    24.68    10.716      677       68,326      99.23      43.79     64.23
10 Year Fixed Loans             5       373,748     0.05    10.285      717       74,750      99.68      41.75     25.19
15 Year Fixed Loans            23       749,439     0.10    11.083      652       32,584      99.55      40.82     65.88
15/30 Balloon Loans         5,811   330,181,015    43.44    10.932      668       56,820      99.58      43.34     59.90
20 Year Fixed Loans           122     4,614,220     0.61    10.740      662       37,821      98.80      42.99     70.41
                           ------   -----------   ------    ------      ---       ------      -----      -----     -----
TOTAL:                     12,267   760,138,362   100.00    11.020      668       61,966      99.47      43.82     62.19
                           ======   ===========   ======    ======      ===       ======      =====      =====     =====

AMORTIZATION TYPE

                                     AGGREGATE                                   AVERAGE
                           NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE    AVERAGE   PERCENT
                          MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-     FULL
AMORTIZATION TYPE           LOANS       ($)      POOL (%)     (%)      SCORE       ($)      CLTV (%)  INCOME (%)  DOC (%)
-----------------         --------  -----------  --------  --------  --------  -----------  --------  ----------  -------
Fully Amortizing              150     5,737,407     0.75    10.755     664       38,249       98.96      42.62     66.88
Balloon                    12,117   754,400,955    99.25    11.022     668       62,260       99.47      43.83     62.16
                           ------   -----------   ------    ------     ---       ------       -----      -----     -----
TOTAL:                     12,267   760,138,362   100.00    11.020     668       61,966       99.47      43.82     62.19
                           ======   ===========   ======    ======     ===       ======       =====      =====     =====

ADJUSTMENT TYPE

                                     AGGREGATE                                   AVERAGE
                           NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE    AVERAGE   PERCENT
                          MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-     FULL
ADJUSTMENT TYPE             LOANS       ($)      POOL (%)     (%)      SCORE       ($)      CLTV (%)  INCOME (%)  DOC (%)
---------------           --------  -----------  --------  --------  --------  -----------  --------  ----------  -------
Fixed Rate                 12,267   760,138,362   100.00    11.020      668       61,966      99.47      43.82     62.19
                           ------   -----------   ------    ------      ---       ------      -----      -----     -----
TOTAL:                     12,267   760,138,362   100.00    11.020      668       61,966      99.47      43.82     62.19
                           ======   ===========   ======    ======      ===       ======      =====      =====     =====

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                     AGGREGATE                                   AVERAGE
                           NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE    AVERAGE   PERCENT
                          MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-     FULL
GEOGRAPHIC DISTRIBUTION     LOANS       ($)      POOL (%)     (%)      SCORE       ($)      CLTV (%)  INCOME (%)  DOC (%)
-----------------------   --------  -----------  --------  --------  --------  -----------  --------  ----------  -------
Alabama                        79     2,478,170     0.33    11.514      646       31,369      99.30      43.33      90.39
Arizona                       297    16,841,899     2.22    11.161      661       56,707      99.48      44.39      64.14
Arkansas                       36       950,922     0.13    11.236      652       26,415      99.87      41.72      94.49
California                  2,312   237,404,495    31.23    10.848      678      102,684      99.38      44.58      59.21
Colorado                      282    14,177,801     1.87    11.211      655       50,276      99.27      42.33      73.86
Connecticut                    69     3,984,398     0.52    11.018      666       57,745      99.77      41.11      77.53
Delaware                        9       388,907     0.05    11.162      655       43,212      99.99      45.37      93.58
District of Columbia           11       973,571     0.13    10.961      670       88,506     100.00      44.96      57.82
Florida                     1,612    93,855,015    12.35    11.174      667       58,223      99.67      43.79      53.36
Georgia                       517    23,375,655     3.08    11.080      649       45,214      99.41      42.99      75.42
Idaho                          76     2,816,217     0.37    11.246      648       37,055      99.67      43.44      80.46
Illinois                      399    22,790,289     3.00    11.292      670       57,119      99.40      44.16      53.28
Indiana                       130     4,012,329     0.53    11.113      643       30,864      99.76      39.99      82.87
Iowa                           15       394,291     0.05    11.092      650       26,286      98.39      43.60     100.00
Kansas                         45     1,296,249     0.17    11.530      634       28,806     100.00      41.49      98.71
Kentucky                       76     2,210,983     0.29    11.181      648       29,092      99.69      41.82      89.84
Louisiana                      41     1,373,923     0.18    11.052      650       33,510      99.75      39.53      88.49
Maine                          42     1,197,004     0.16    11.800      650       28,500      99.94      41.89      83.54
Maryland                      278    23,166,870     3.05    11.515      661       83,334      99.43      44.39      68.96
Massachusetts                 223    14,328,890     1.89    11.410      662       64,255      99.04      42.16      66.17
Michigan                      313    11,616,513     1.53    11.370      655       37,113      99.59      41.22      73.58
Minnesota                     139     7,648,042     1.01    11.013      663       55,022      99.73      43.21      59.86
Mississippi                    41     1,567,044     0.21    11.187      662       38,221      99.60      45.11      81.70
Missouri                      111     3,712,927     0.49    11.102      645       33,450      98.71      42.70      83.53
Montana                        13       385,205     0.05    10.736      667       29,631      99.67      40.68      76.43
Nebraska                       18       430,617     0.06    10.936      638       23,923      99.79      43.39     100.00
Nevada                        270    18,386,084     2.42    11.235      662       68,097      99.77      44.62      70.44
New Hampshire                  48     2,176,308     0.29    11.286      650       45,340      99.85      43.38      79.87
New Jersey                    200    15,315,946     2.01    11.387      674       76,580      98.93      44.96      40.04
New Mexico                     50     1,830,292     0.24    11.712      647       36,606      99.26      42.53      82.83
New York                      703    61,219,736     8.05    11.593      684       87,084      99.48      45.70      35.83
North Carolina                304    12,113,346     1.59    11.423      655       39,847      99.38      42.10      81.76
North Dakota                   15       414,086     0.05    10.464      655       27,606      99.41      42.03     100.00
Ohio                          255     8,681,601     1.14    11.121      652       34,045      99.56      42.80      81.03
Oklahoma                       49     1,251,485     0.16    11.435      645       25,541      99.90      40.34      76.77
Oregon                        336    17,403,773     2.29    10.762      667       51,797      99.20      43.01      71.36
Pennsylvania                  156     5,787,587     0.76    11.086      661       37,100      99.87      41.08      80.60
Rhode Island                   92     4,604,879     0.61    11.198      666       50,053      99.49      43.38      56.62
South Carolina                104     4,216,355     0.55    11.423      653       40,542      99.17      38.08      73.64
South Dakota                    7       233,016     0.03    10.502      671       33,288     100.00      43.12      84.99
Tennessee                     427    14,994,792     1.97     8.797      648       35,117      99.48      43.51      85.67
Texas                         894    31,006,911     4.08     9.934      651       34,683      99.82      41.84      74.92
Utah                          353    18,781,084     2.47    11.144      667       53,204      99.60      42.46      65.49
Vermont                         9       320,110     0.04    11.401      641       35,568      99.49      42.29     100.00
Virginia                      149    10,619,006     1.40    11.135      663       71,268      99.52      45.12      62.11
Washington                    501    31,530,969     4.15    11.003      662       62,936      99.41      43.18      72.97
West Virginia                  14       591,991     0.08    10.927      648       42,285      99.05      43.16      85.32
Wisconsin                     134     4,662,812     0.61    11.203      654       34,797      99.64      41.73      81.92
Wyoming                        13       617,967     0.08    11.376      661       47,536     100.00      42.56      87.59
                           ------   -----------   ------    ------      ---      -------     ------      -----     ------
TOTAL:                     12,267   760,138,362   100.00    11.020      668       61,966      99.47      43.82      62.19
                           ======   ===========   ======    ======      ===      =======     ======      =====     ======

No more than approximately 0.30% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                                     AGGREGATE                                   AVERAGE
                           NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE    AVERAGE   PERCENT
RANGE OF ORIGINAL         MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-     FULL
LOAN-TO-VALUE RATIOS        LOANS       ($)      POOL (%)     (%)      SCORE       ($)      CLTV (%)  INCOME (%)  DOC (%)
--------------------      --------  -----------  --------  --------  --------  -----------  --------  ----------  -------
50.00% or less                  2        42,167     0.01    11.311      624       21,084      32.47      52.84     100.00
65.01% to 70.00%                1       105,990     0.01     9.350      662      105,990      66.03      40.00     100.00
75.01% to 80.00%               10     1,414,664     0.19     9.441      649      141,466      79.63      36.61      92.94
80.01% to 85.00%               41     2,416,858     0.32     9.588      671       58,948      83.46      41.02      74.78
85.01% to 90.00%              288    15,278,628     2.01     9.845      669       53,051      89.65      42.15      73.94
90.01% to 95.00%              421    25,150,749     3.31    10.201      668       59,740      94.63      44.27      78.96
95.01% to 100.00%          11,504   715,729,305    94.16    11.082      668       62,216      99.95      43.87      61.24
                           ------   -----------   ------    ------      ---      -------      -----      -----     ------
TOTAL:                     12,267   760,138,362   100.00    11.020      668       61,966      99.47      43.82      62.19
                           ======   ===========   ======    ======      ===      =======      =====      =====     ======

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 19.08% to 100.00%.

COMBINED LOAN-TO-VALUE RATIOS

                                     AGGREGATE                                   AVERAGE
                           NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE    AVERAGE   PERCENT
RANGE OF COMBINED         MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-     FULL
LOAN-TO-VALUE RATIOS        LOANS       ($)      POOL (%)     (%)      SCORE       ($)      CLTV (%)  INCOME (%)  DOC (%)
--------------------      --------  -----------  --------  --------  --------  -----------  --------  ----------  -------
50.00% or less                  2        42,167     0.01    11.311      624       21,084      32.47      52.84     100.00
65.01% to 70.00%                1       105,990     0.01     9.350      662      105,990      66.03      40.00     100.00
75.01% to 80.00%               10     1,414,664     0.19     9.441      649      141,466      79.63      36.61      92.94
80.01% to 85.00%               41     2,416,858     0.32     9.588      671       58,948      83.46      41.02      74.78
85.01% to 90.00%              288    15,278,628     2.01     9.845      669       53,051      89.65      42.15      73.94
90.01% to 95.00%              421    25,150,749     3.31    10.201      668       59,740      94.63      44.27      78.96
95.01% to 100.00%          11,504   715,729,305    94.16    11.082      668       62,216      99.95      43.87      61.24
                           ------   -----------   ------    ------      ---      -------      -----      -----     ------
TOTAL:                     12,267   760,138,362   100.00    11.020      668       61,966      99.47      43.82      62.19
                           ======   ===========   ======    ======      ===      =======      =====      =====     ======

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Mortgage Loans ranged from 19.08% to 100.00% and the weighted average Combined Loan-to-Value Ratio for Mortgage Loans was approximately 99.47%. . This table was calculated using the Combined Loan-to-Value Ratio for Mortgage Loans that are in a second lien position and for Mortgage Loans that are in a first lien position with subordinate financing. Approximately 0.00% of the Mortgage Loans are in a first lien position with subordinate financing and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 0.00%.

DEBT-TO-INCOME RATIOS

                                     AGGREGATE                                   AVERAGE
                           NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE    AVERAGE   PERCENT
RANGE OF DEBT-TO-         MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-     FULL
INCOME RATIOS               LOANS       ($)      POOL (%)     (%)      SCORE       ($)      CLTV (%)  INCOME (%)  DOC (%)
-----------------         --------  -----------  --------  --------  --------  -----------  --------  ----------  -------
20.00% or less                290    18,620,617     2.45    10.389      670       64,209      98.63      14.10      93.12
20.01% to 25.00%              289    14,504,936     1.91    10.670      665       50,190      99.61      23.34      83.86
25.01% to 30.00%              539    27,948,490     3.68    10.829      662       51,852      99.31      28.20      75.05
30.01% to 35.00%              920    48,494,230     6.38    10.751      665       52,711      99.50      33.21      71.89
35.01% to 40.00%            1,669    94,934,452    12.49    10.806      670       56,881      99.48      38.25      62.11
40.01% to 45.00%            2,636   167,410,165    22.02    10.914      671       63,509      99.52      43.16      52.28
45.01% to 50.00%            3,494   246,925,354    32.48    11.185      673       70,671      99.53      48.19      42.11
50.01% to 55.00%            2,423   140,696,635    18.51    11.254      655       58,067      99.43      53.45      97.08
55.01% to 60.00%                5       409,431     0.05    11.155      690       81,886      99.59      58.00      41.91
60.01% or greater               2       194,051     0.03     9.870      670       97,025      93.00      66.90     100.00
                           ------   -----------   ------    ------      ---       ------      -----      -----     ------
TOTAL:                     12,267   760,138,362   100.00    11.020      668       61,966      99.47      43.82      62.19
                           ======   ===========   ======    ======      ===       ======      =====      =====     ======

As of the Cut-off Date, the Debt-to-Income Ratios of the Mortgage Loans ranged from 2.00% to 69.00% and the weighted average Debt-to-Income Ratio for Mortgage Loans with Debt-to-Income Ratios was approximately 43.82%.

LOAN PURPOSE

                                     AGGREGATE                                   AVERAGE
                           NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE    AVERAGE   PERCENT
                          MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-     FULL
LOAN PURPOSE                LOANS       ($)      POOL (%)     (%)      SCORE       ($)      CLTV (%)  INCOME (%)  DOC (%)
------------              --------  -----------  --------  --------  --------  -----------  --------  ----------  -------
Purchase                   11,100   697,832,523    91.80    11.059      669       62,868      99.71      43.88     59.28
Refinance - Cashout           922    51,440,686     6.77    10.640      655       55,793      96.84      42.95     95.42
Refinance - Rate Term         245    10,865,153     1.43    10.359      661       44,348      96.58      44.44     92.13
                           ------   -----------   ------    ------      ---       ------      -----      -----     -----
TOTAL:                     12,267   760,138,362   100.00    11.020      668       61,966      99.47      43.82     62.19
                           ======   ===========   ======    ======      ===       ======      =====      =====     =====

PROPERTY TYPE

                                     AGGREGATE                                   AVERAGE
                           NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE    AVERAGE   PERCENT
                          MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-     FULL
PROPERTY TYPE               LOANS       ($)      POOL (%)     (%)      SCORE       ($)      CLTV (%)  INCOME (%)  DOC (%)
-------------             --------  -----------  --------  --------  --------  -----------  --------  ----------  -------
Single Family               7,894   462,495,783    60.84    11.022      667       58,588      99.47      43.51     63.51
Planned Unit Development    2,768   186,708,456    24.56    10.913      664       67,452      99.45      43.91     66.93
Condominium                   998    55,514,112     7.30    11.057      671       55,625      99.53      44.24     59.75
Two- to Four-Family           607    55,420,011     7.29    11.329      684       91,302      99.50      45.73     37.73
                           ------   -----------   ------    ------      ---       ------      -----      -----     -----
TOTAL:                     12,267   760,138,362   100.00    11.020      668       61,966      99.47      43.82     62.19
                           ======   ===========   ======    ======      ===       ======      =====      =====     =====

DOCUMENTATION

                                     AGGREGATE                                   AVERAGE
                           NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE    AVERAGE   PERCENT
                          MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-     FULL
DOCUMENTATION               LOANS       ($)      POOL (%)     (%)      SCORE       ($)      CLTV (%)  INCOME (%)  DOC (%)
-------------             --------  -----------  --------  --------  --------  -----------  --------  ----------  -------
Full Documentation          8,351   472,755,494    62.19    10.901      657       56,611      99.34      43.64     100.00
Stated Income               3,826   281,470,321    37.03    11.223      685       73,568      99.68      44.17       0.00
Limited Income
   Verifictation               90     5,912,547     0.78    10.881      677       65,695      99.64      42.26       0.00
                           ------   -----------   ------    ------      ---       ------      -----      -----     ------
TOTAL:                     12,267   760,138,362   100.00    11.020      668       61,966      99.47      43.82      62.19
                           ======   ===========   ======    ======      ===       ======      =====      =====     ======

OCCUPANCY

                                     AGGREGATE                                   AVERAGE
                           NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE    AVERAGE   PERCENT
                          MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-     FULL
OCCUPANCY                   LOANS       ($)      POOL (%)     (%)      SCORE       ($)      CLTV (%)  INCOME (%)  DOC (%)
---------                 --------  -----------  --------  --------  --------  -----------  --------  ----------  -------
Primary                    12,266   760,110,634   100.00    11.020      668       61,969      99.47      43.82      62.19
Investment                      1        27,727     0.00    10.400      665       27,727      95.00      38.00     100.00
                           ------   -----------   ------    ------      ---       ------      -----      -----     ------
TOTAL:                     12,267   760,138,362   100.00    11.020      668       61,966      99.47      43.82      62.19
                           ======   ===========   ======    ======      ===       ======      =====      =====     ======

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                                     AGGREGATE                                   AVERAGE
                           NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE    AVERAGE   PERCENT
MORTGAGE LOANS AGE        MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-     FULL
(MONTHS)                    LOANS       ($)      POOL (%)     (%)      SCORE       ($)      CLTV (%)  INCOME (%)  DOC (%)
------------------        --------  -----------  --------  --------  --------  -----------  --------  ----------  -------
0                             118     8,617,336     1.13    12.131      693       73,028      99.62      45.02      4.89
1                           2,770   165,470,944    21.77    11.441      667       59,737      99.63      45.01     70.86
2                           2,536   151,165,704    19.89    11.065      665       59,608      99.51      43.88     65.73
3                           2,594   161,062,781    21.19    10.967      667       62,091      99.48      43.16     60.89
4                           3,523   221,008,496    29.07    10.786      669       62,733      99.45      43.48     57.58
5                             520    35,946,813     4.73    10.572      672       69,128      99.00      43.17     56.18
6                             175    14,666,389     1.93    10.425      674       83,808      98.82      42.74     61.08
7                              21     1,361,689     0.18    10.876      663       64,842      97.91      47.44     55.18
8                              10       838,209     0.11    10.452      665       83,821      96.65      46.21     56.35
                           ------   -----------   ------    ------      ---       ------      -----      -----     -----
TOTAL:                     12,267   760,138,362   100.00    11.020      668       61,966      99.47      43.82     62.19
                           ======   ===========   ======    ======      ===       ======      =====      =====     =====

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 3 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                     AGGREGATE                                   AVERAGE
                           NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE    AVERAGE   PERCENT
ORIGINAL PREPAYMENT       MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-     FULL
PENALTY TERM                LOANS       ($)      POOL (%)     (%)      SCORE       ($)      CLTV (%)  INCOME (%)  DOC (%)
-------------------       --------  -----------  --------  --------  --------  -----------  --------  ----------  -------
None                        3,579   230,127,403    30.27    11.175      670       64,299      99.30      42.57     62.16
12 Months                     955    83,322,787    10.96    11.442      681       87,249      99.57      44.67     39.28
24 Months                   7,733   446,688,172    58.76    10.862      664       57,764      99.54      44.31     66.49
                           ------   -----------   ------    ------      ---       ------      -----      -----     -----
TOTAL:                     12,267   760,138,362   100.00    11.020      668       61,966      99.47      43.82     62.19
                           ======   ===========   ======    ======      ===       ======      =====      =====     =====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 22 months.

CREDIT SCORES

                                     AGGREGATE                                   AVERAGE
                           NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE    AVERAGE   PERCENT
                          MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-     FULL
RANGE OF CREDIT SCORES      LOANS       ($)      POOL (%)     (%)      SCORE       ($)      CLTV (%)  INCOME (%)  DOC (%)
----------------------    --------  -----------  --------  --------  --------  -----------  --------  ----------  -------
576 to 600                    135     5,510,069     0.72    12.040      600       40,815      99.77      42.53     100.00
601 to 625                  2,557   112,142,794    14.75    11.899      613       43,857      99.53      44.60     100.00
626 to 650                  2,966   167,715,947    22.06    11.540      640       56,546      99.42      43.66      72.95
651 to 675                  2,973   193,218,279    25.42    11.127      663       64,991      99.50      43.78      50.99
676 to 700                  1,776   128,149,561    16.86    10.510      687       72,156      99.41      43.90      48.74
701 to 725                    969    80,105,875    10.54    10.027      711       82,669      99.36      43.91      48.58
726 to 750                    492    39,213,113     5.16    10.166      737       79,701      99.74      43.18      41.58
751 to 775                    267    22,883,453     3.01    10.011      762       85,706      99.43      42.80      46.53
776 to 800                    112     9,871,683     1.30    10.073      785       88,140      99.50      42.52      52.26
801 to 809                     16     1,065,706     0.14    10.130      804       66,607      99.67      44.10      58.90
810 to 820                      4       261,882     0.03    10.652      815       65,471     100.00      43.75      42.72
                           ------   -----------   ------    ------      ---       ------     ------      -----     ------
TOTAL:                     12,267   760,138,362   100.00    11.020      668       61,966      99.47      43.82      62.19
                           ======   ===========   ======    ======      ===       ======     ======      =====     ======

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 586 to 819 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 668.